Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® Strategic Income	6.52%	18.05%
Fidelity Strategic Income Composite	3.68%	13.19%
JPM EMBI Global	1.36%	20.08%
LB Government Bond	7.23%	27.82%
ML High Yield Master II	4.48%	1.10%
SSB Non-US Group of 7 Index - Equally Weighted Unhedged	-4.45%	3.37%
Multi-Sector Income Funds Average	3.64%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers ® Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Smith Barney® Non-U.S. Group of 7 Index - Equally Weighted Unhedged, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 122 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity Strategic Income	6.52%	4.62%
Fidelity Strategic Income Composite	3.68%	3.43%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $11,805 - an 18.05% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,110 - a 1.10% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Smith Barney Non-U.S. Group of 7 Index - Equally Weighted Unhedged according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,319 - a 13.19% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Currently 40% high-yield, 30% U.S. government and investment-grade bonds, 15% emerging-markets, and 15% foreign developed-markets.

Annual Report

Performance - continued

Total Return Components

	Years ended December 31,			May 1, 1998 (commencement of operations) to December 31,
	2001	2000	1999	1998
Dividend returns	6.30%	7.35%	7.19%	4.93%
Capital returns	0.22%	-3.28%	-0.84%	-4.80%
Total returns	6.52%	4.07%	6.35%	0.13%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.07¢	28.21¢	56.45¢
Annualized dividend rate	6.50%	6.09%	6.11%
30-day annualized yield	6.64%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.18 over the past one month, $9.19 over the past six months and $9.24 over the past one year, you can compare the fund's income over these three periods. The past one month dividends per share include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. 3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default. On a more positive note, high-yield debt rebounded in the fourth quarter of 2001, posting its best quarterly performance since the second quarter of 1995. Health care and energy were among the best-performing high-yield sectors. Meanwhile, U.S. government bonds also had a solid 12 months, as the Lehman Brothers® Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - advanced 7.23%.

(Portfolio Manager photograph)
An interview with William Eigen, Lead Portfolio Manager of Fidelity Strategic Income Fund

Q. How did the fund perform, Bill?

A. The fund performed well on both an absolute and relative basis. For the 12 months ending December 31, 2001, the fund returned 6.52%. The Fidelity Strategic Income Composite Index returned 3.68%, while the multi-sector income funds average, as tracked by Lipper Inc., returned 3.64% for the same time period.

Q. How did the fund achieve its outperformance of the index and its peer group average?

A. There were two factors that led to the outperformance. First, three out of the fund's four subportfolios outperformed their respective benchmarks. Second, we received an additional benefit from small asset allocation shifts made in the second half of the year, which I discuss later in the report.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors influenced performance in the U.S. government bond subportfolio?

A. This subportfolio - managed by Kevin Grant - acts as the liquidity "anchor" for the fund. It was invested in high-quality U.S. government securities throughout the year, which posted solid returns. However, it did modestly underperform its benchmark. Nearly all of the underperformance can be accounted for by cash held in the subportfolio and extreme liquidity-driven flows into and out of the portfolio, which had the effect of shortening duration - or sensitivity to interest rate movements - during a period when rates fell and returns surged.

Q. How did the high-yield subportfolio achieve its outperformance?

A. The high-yield component of the fund - managed by Mark Notkin - was the largest contributor to performance, driven in large part by favorable sector and security selection. In particular, the fund's lack of exposure to some of the index's biggest detractors in telecommunications and technology proved beneficial. The subportfolio also benefited from its exposure to several top performers. VoiceStream, a national wireless operator, added value as Deutsche Telecom followed through on its buyout offer. Securities of Telemundo Communications Group, a Spanish-language television network, surged after its purchase by General Electric was announced. EchoStar, a provider of direct broadcast satellite services, benefited as a result of increased subscribers, higher revenues and improved gross margins. Performance was dampened somewhat by digital wireless provider Nextel Communications, which declined along with the market, and by SpectraSite Holdings, a wireless communications tower operator, which suffered as investor attitudes toward highly levered companies waned.

Q. What about the non-U.S. developed country subportfolio?

A. Although it posted a negative return for the one-year period, the subportfolio - managed by Ian Spreadbury - outperformed its benchmark. The bulk of the subportfolio was invested in Germany and the United Kingdom. The continued evolution and broader acceptance of the euro sparked a bit of a rally in these markets relative to the U.S. dollar during the fourth quarter, which added some value. We also benefited from strong exposure to high-quality government and corporate issues, which performed well in a rather stagnant economic environment. Ian maintained an underweighted position in Japan as its economy remained firmly in recession and interest rates stayed at low levels. In Canada, Ian held a neutral position and invested primarily in government issues.

Q. How did the emerging-markets debt subportfolio outperform its benchmark?

A. The subportfolio - managed by John Carlson - contributed to the fund's performance largely as a result of positive country selection. John's underweighted position in Argentina was a key contributor as the country's political and economic woes escalated during the year, culminating in a change in leadership and debt default in the fourth quarter. Favorable positioning in Russia also added to performance as it continued to implement structural reforms, build up international reserves and move closer to a resolution on Soviet-era debt. The country further benefited from increased oil exports as it ramped up production and increased market share. The subportfolio had little to no exposure in South Korea, Malaysia and China, which detracted from performance. These investment-grade securities benefited from strong demand as the interest rates on U.S. Treasuries fell and investors sought out high-quality credits.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your investment strategy as lead manager?

A. In terms of asset allocation between the subportfolios, I was fairly conservative through the late summer. I kept high-yield at a modest underweight, while slightly overweighting U.S. government bonds and developed-markets securities. I also kept emerging markets at an underweight late in the year since I was concerned about the situation in Argentina and possible carry-over effects to other markets. Another successful strategy was overweighting the developed-markets subportfolio in late summer - just as the U.S. dollar's strength against the yen and euro was about to correct - after which I brought the subportfolio to a neutral weighting. In addition, I began overweighting high-yield bonds at the expense of U.S. government securities in late September. This boosted our performance since high-yield prices firmed and market activity picked up toward the end of the year.

Q. Bill, what's your outlook?

A. I'm constructive on the high-yield market and continued to overweight that subportfolio as the period ended. I think fundamentals in this market are showing signs of improving - a trend that could hasten if domestic economic growth picks up from here. By contrast I've underweighted the U.S. government subportfolio relative to the benchmark, since I think the worst of the economic contraction is probably behind us, and the sector's outperformance during the past two years seems poised to change. I've also underweighted the non-U.S. developed country subportfolio. Despite the continued global economic slump, which could lead to rising bond prices abroad, any positive local market returns could be reduced by the persistent strength of the U.S. dollar. Lastly, I've underweighted the emerging-markets subportfolio. Given the rather extreme situation in Argentina and uncertainties unfolding in Latin America, I'm content to sit on the sidelines and wait for tangible signs of improvement in fundamentals and valuations prior to building positions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Note to shareholders: During the period, the developed-country debt portion of the Fidelity Strategic Income Composite Index changed from the Salomon Smith Barney Non-U.S. World Government Bond Index to the Salomon Smith Barney Non-U.S. Group of 7 Index - Equally Weighted Unhedged.

Fund Facts

Goal: a high level of current income by investing primarily in debt securities; as a secondary objective, the fund may seek capital appreciation

Fund number: 368

Trading symbol: FSICX

Start date: May 1, 1998

Size: as of December 31, 2001, more than $164 million

Manager: William Eigen, since June 2001; manager, Fidelity Advisor Strategic Income Fund and Fidelity International Bond Fund, since June 2001; director, Fidelity Asset Allocation Fund Group, 1997-2001; director, Fidelity Fixed-Income and Asset Allocation Fund Analysis Group, 1994-1997; joined Fidelity in 1994

3

Bill Eigen talks about diversification and the Fidelity Strategic Income Fund:

"Many investors consider their portfolios well-diversified if they allocate between equity funds with different risk characteristics and a fixed-income fund - in most cases a U.S. government fund or investment-grade bond fund. While I believe that is a reasonable investment strategy, I think there is an additional risk to consider. Traditional fixed-income funds are generally concentrated in only one area of the market. Like equities, different fixed-income asset classes offer widely varying risk/return characteristics. I think the diversification offered within Strategic Income takes advantage of all aspects of the fixed-income markets - including emerging markets, high yield, non-U.S. developed markets and U.S. government securities.

"The benefit of this type of diversification is that if one sector of the fund is experiencing negative returns, it could be offset by another sector that is performing well. The end result is a portfolio that provides competitive returns over time within a controlled volatility framework. The historical returns of the fund illustrate this concept well.

"My goal, as the lead manager, is to attempt to provide investors with as much exposure to positive absolute returns as possible. I plan to minimize underperforming assets and maximize those assets performing well by continually monitoring and adjusting the fund's investment allocations among the subportfolios. It is my belief that the diversification offered by the fund works in the best interest of investors."

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	24.8	28.5
Germany Federal Republic	5.0	4.0
Russian Federation	2.7	2.5
Canadian Government	2.3	2.5
Brazilian Federative Republic	2.2	2.3
	37.0
Top Five Market Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.6	14.8
Telecommunication Services	5.7	8.3
Financials	5.4	3.9
Health Care	3.3	2.0
Industrials	3.2	2.8
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	36.3	43.8
Baa	6.7	5.2
Ba	16.4	8.9
B	24.7	32.0
Caa, Ca, C	2.9	4.6
Not Rated	1.0	0.5

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 and June 30, 2001 account for 1.0% and 0.5% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of December 31, 2001 *		As of June 30, 2001 **
	Corporate Bonds 43.0%		Corporate Bonds 37.9%
	U.S. Government and Government Agency Obligations 24.9%		U.S. Government and Government Agency Obligations 28.7%
	Foreign Government & Government Agency Obligations 22.0%		Foreign Government & Government Agency Obligations 27.1%
	Stocks 1.6%		Stocks 1.6%
	Other Investments 2.4%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	30.0%	** Foreign investments	32.5%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 43.0%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 1.0%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp.:
4.875% 1/1/07 (g)	Caa1		$ 80,000	$ 71,300
4.875% 1/1/07	Caa1		295,000	262,919
				334,219
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2		280,000	305,026
Total Renal Care Holdings 7% 5/15/09	B2		265,000	269,969
				574,995
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Instruments - 0.4%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2		460,000	195,408
Sanmina-SCI Corp. 0% 9/12/20	Ba3		950,000	352,640
				548,048
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2		80,000	44,896
TOTAL INFORMATION TECHNOLOGY				592,944
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc.:
5.25% 1/15/10	B1		38,000	22,944
6% 6/1/11 (g)	B1		33,000	24,482
6% 6/1/11	B1		14,000	10,325
				57,751
TOTAL CONVERTIBLE BONDS				1,559,909
Nonconvertible Bonds - 42.0%
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.3%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3		60,000	52,200
Lear Corp. 7.96% 5/15/05	Ba1		445,000	451,675
				503,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - 0.1%
Kia Motors Corp. 9.375% 7/11/06 (g)	Ba3		$ 170,000	$ 177,650
Hotels, Restaurants & Leisure - 5.4%
AFC Enterprises, Inc. 10.25% 5/15/07	B2		30,000	31,500
Argosy Gaming Co. 9% 9/1/11	B2		70,000	72,800
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2		170,000	170,000
Domino's, Inc. 10.375% 1/15/09	B3		495,000	524,700
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2		460,000	478,400
Harrah's Operating Co., Inc. 7.5% 1/15/09	Baa3		250,000	249,375
HMH Properties, Inc.:
7.875% 8/1/05	Ba3		190,000	180,500
7.875% 8/1/08	Ba3		85,000	78,200
Horseshoe Gaming LLC:
8.625% 5/15/09	B2		1,010,000	1,055,450
9.375% 6/15/07	B2		200,000	213,000
International Game Technology 8.375% 5/15/09	Ba1		150,000	157,500
ITT Corp. 7.375% 11/15/15	Ba1		425,000	363,375
KSL Recreation Group, Inc. 10.25% 5/1/07	B2		125,000	115,000
Mandalay Resort Group 9.5% 8/1/08	Ba2		75,000	78,563
MGM Mirage, Inc. 8.5% 9/15/10	Baa3		150,000	153,000
Premier Parks, Inc.:
9.25% 4/1/06	B3		450,000	455,625
9.75% 6/15/07	B3		505,000	510,050
Six Flags, Inc. 9.5% 2/1/09	B3		500,000	507,500
Station Casinos, Inc. 8.375% 2/15/08	Ba3		1,420,000	1,448,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3		150,000	142,500
yankee:
8.625% 12/15/07	Ba3		375,000	352,500
9% 3/15/07	Ba3		90,000	86,400
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1		940,000	984,650
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3		370,000	375,550
				8,784,538
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 1.2%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2		$ 135,000	$ 139,219
8.875% 4/1/08	Ba2		170,000	175,738
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1		175,000	169,750
8% 2/1/09	Ba1		250,000	245,000
KB Home 8.625% 12/15/08	Ba3		300,000	300,000
Lennar Corp. 9.95% 5/1/10	Ba1		200,000	218,500
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3		230,000	227,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3		110,000	113,300
Sealy Mattress Co.:
9.875% 12/15/07	B2		280,000	277,900
9.875% 12/15/07 (g)	B2		160,000	158,800
				2,025,332
Media - 7.7%
Adelphia Communications Corp.:
9.25% 10/1/02	B2		125,000	126,250
10.25% 6/15/11	B2		340,000	336,600
10.875% 10/1/10	B2		610,000	620,675
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3		155,000	149,575
Callahan Nordrhein-Westfalen 0% 7/15/10 (e)	B3		60,000	13,800
CanWest Media, Inc. 10.625% 5/15/11	B2		835,000	885,100
Century Communications Corp. 0% 1/15/08	B2		260,000	130,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2		915,000	645,075
0% 5/15/11 (e)	B2		260,000	158,600
10% 4/1/09	B2		60,000	61,500
10% 5/15/11	B2		210,000	214,200
10.25% 1/15/10	B2		300,000	306,000
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		125,000	118,750
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1		1,260,000	1,241,100
9.875% 2/15/13	Ba2		800,000	860,000
9.875% 4/1/23	B1		120,000	124,500
10.5% 5/15/16	Ba2		75,000	81,750
Diamond Cable Communications PLC yankee 11.75% 12/15/05	Caa3		100,000	23,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
9.125% 1/15/09 (g)	B1		$ 340,000	$ 340,850
9.375% 2/1/09	B1		1,410,000	1,452,300
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	Baa1		255,000	253,725
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1		30,000	30,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2		55,000	57,475
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2		50,000	52,250
Grupo Televisa SA de CV 8% 9/13/11 (g)	Baa3		60,000	60,000
International Cabletel, Inc. 11.5% 2/1/06	Caa2		440,000	140,800
Lamar Media Corp.:
9.25% 8/15/07	B1		156,000	161,460
9.625% 12/1/06	Ba3		75,000	78,563
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3		590,000	607,700
NTL, Inc. 10% 2/15/07	Caa2		40,000	12,000
Pegasus Communications Corp. 12.5% 8/1/07	B3		75,000	70,500
Quebecor Media, Inc. 11.125% 7/15/11	B2		5,000	5,300
Radio One, Inc. 8.875% 7/1/11	B3		1,425,000	1,482,000
Susquehanna Media Co. 8.5% 5/15/09	B1		20,000	20,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3		625,000	587,500
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	24,313
yankee 10.5% 2/15/07	B1		45,000	43,763
Yell Finance BV:
0% 8/1/11 (e)	B2		880,000	519,200
10.75% 8/1/11	B2		610,000	652,700
				12,749,274
Multiline Retail - 0.6%
JCPenney Co., Inc.:
6% 5/1/06	Ba2		40,000	35,600
6.125% 11/15/03	Ba2		315,000	305,550
6.9% 8/15/26	Ba2		225,000	220,500
7.375% 6/15/04	Ba2		75,000	72,750
7.375% 8/15/08	Ba2		15,000	14,475
7.4% 4/1/37	Ba2		315,000	307,125
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.6% 4/1/07	Ba2		$ 15,000	$ 14,700
7.95% 4/1/17	Ba2		25,000	22,125
				992,825
Textiles & Apparel - 0.1%
St. John Knits International, Inc. 12.5% 7/1/09	B3		10,000	9,950
The William Carter Co. 10.875% 8/15/11 (g)	B3		160,000	168,800
				178,750
TOTAL CONSUMER DISCRETIONARY				25,412,244
CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2		170,000	166,600
Cott Corp. yankee 8.5% 5/1/07	-		50,000	51,250
				217,850
Food & Drug Retailing - 1.0%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2		100,000	95,500
9.125% 12/15/11	B2		160,000	160,800
Rite Aid Corp.:
6% 10/1/03 (g)(h)	Caa2		30,000	28,275
6.125% 12/15/08 (g)	Caa2		140,000	100,100
6.875% 8/15/13	Caa2		690,000	503,700
7.125% 1/15/07	Caa2		50,000	42,000
7.625% 4/15/05	Caa2		175,000	152,250
11.25% 7/1/08	Caa2		605,000	574,750
				1,657,375
Food Products - 0.4%
Dean Foods Co.:
6.625% 5/15/09	Baa2		40,000	36,000
8.15% 8/1/07	Baa2		70,000	68,600
Del Monte Corp. 9.25% 5/15/11	B3		445,000	462,800
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		30,000	28,350
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Mastellone Hermanos SA yankee 11.75% 4/1/08	Ca		$ 40,000	$ 12,000
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2		50,000	50,750
				658,500
Personal Products - 0.6%
Playtex Products, Inc. 9.375% 6/1/11	B2		460,000	485,300
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3		190,000	126,350
9% 11/1/06	Caa3		200,000	134,000
12% 12/1/05 (g)	Caa1		200,000	198,000
				943,650
TOTAL CONSUMER STAPLES				3,477,375
ENERGY - 2.3%
Energy Equipment & Services - 0.1%
Lone Star Technologies, Inc. 9% 6/1/11	B2		150,000	123,750
Petroliam Nasional BHD (Petronas) 7.125% 10/18/06 (Reg. S)	Baa2		100,000	104,950
				228,700
Oil & Gas - 2.2%
Chesapeake Energy Corp.:
8.125% 4/1/11	B1		1,270,000	1,225,550
8.375% 11/1/08 (g)	B1		60,000	59,100
8.5% 3/15/12	B1		90,000	88,425
Cross Timbers Oil Co. 8.75% 11/1/09	Ba3		480,000	505,200
Forest Oil Corp. 8% 12/15/11 (g)	Ba3		190,000	190,000
Pemex Project Funding Master Trust 8% 11/15/11 (g)	Baa2		80,000	80,200
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2		350,000	322,000
10% 11/1/08 (g)	Ba3		260,000	273,000
Petroleos Mexicanos 9.25% 3/30/18	Baa2		85,000	88,400
Plains Resources, Inc.:
Series B,10.25% 3/15/06	B2		370,000	377,400
Series D,10.25% 3/15/06	B2		200,000	204,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3		$ 210,000	$ 213,150
				3,626,425
TOTAL ENERGY				3,855,125
FINANCIALS - 4.8%
Banks - 1.4%
Banco Nacional de Comercio Exterior SNC 11.25% 5/30/06	Baa3		30,000	34,725
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (Reg. S)	B1		100,000	100,250
12.207% 6/16/08 (h)	B1		480,000	440,400
Bangkok Bank Ltd. PCL 9.025% 3/15/29 (g)	Ba2		35,000	28,875
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba2		15,000	16,688
12.75% 3/1/10 (Reg. S) (h)	Ba2		250,000	278,125
Korea Development Bank 5.25% 11/16/06	Baa2		90,000	87,957
Kreditanstalt Fuer Wiederaufbau 3.75% 11/26/04	Aaa	EUR	1,500,000	1,327,593
				2,314,613
Diversified Financials - 2.6%
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2		180,000	174,600
APP International Finance (Mauritius) Ltd. 0% 7/5/03 (g)(l)	Ca		270,000	18,900
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3		15,000	15,563
8.875% 2/15/08 (g)	Ba3		840,000	871,500
ComEd Financing II 8.5% 1/15/27	Baa3		185,000	179,450
Companhia Petrolifera Marlim 12.25% 9/26/08 (Reg. S)	B1		170,000	171,700
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3		190,000	205,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3		$ 320,000	$ 268,800
KFW International Finance, Inc. euro:
1% 12/20/04	Aaa	JPY	25,000,000	194,236
1.75% 3/23/10	Aaa	JPY	100,000,000	805,423
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3		350,000	336,000
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1		150,000	150,750
Pemex Project Funding Master Trust:
8.5% 2/15/08	Baa2		117,000	121,680
9.125% 10/13/10	Baa2		120,000	127,200
PTC International Finance BV yankee 0% 7/1/07 (e)	B2		305,000	268,400
PTC International Finance II SA yankee 11.25% 12/1/09	B2		230,000	232,300
				4,141,702
Real Estate - 0.8%
LNR Property Corp. 10.5% 1/15/09	Ba3		325,000	331,500
Meditrust Corp. 7.82% 9/10/26	Ba3		195,000	192,075
Senior Housing Properties Trust 8.625% 1/15/12	Ba2		360,000	363,600
WCI Communities, Inc. 10.625% 2/15/11	B1		490,000	504,700
				1,391,875
TOTAL FINANCIALS				7,848,190
HEALTH CARE - 2.3%
Health Care Equipment & Supplies - 0.4%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2		130,000	76,700
9.75% 12/1/06	Caa1		210,000	197,925
11.625% 12/1/06 (g)	B2		235,000	253,800
Boston Scientific Corp. 6.625% 3/15/05	Baa2		60,000	60,900
				589,325
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.9%
Alderwoods Group, Inc.:
11% 1/2/07	-		$ 60,000	$ 60,450
12.25% 1/2/09	-		40,000	43,200
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3		40,000	41,400
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1		50,000	50,688
DaVita, Inc. 9.25% 4/15/11	B2		655,000	694,300
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1		670,000	684,238
10.75% 10/1/08	Ba2		80,000	87,300
Service Corp. International (SCI):
6.3% 3/15/03	B1		100,000	96,000
7.2% 6/1/06	B1		300,000	276,000
Stewart Enterprises, Inc. 10.75% 7/1/08	B2		170,000	186,150
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1		95,000	101,175
Triad Hospitals, Inc. 8.75% 5/1/09	B1		615,000	639,600
Unilab Corp. 12.75% 10/1/09	B3		160,000	185,600
				3,146,101
TOTAL HEALTH CARE				3,735,426
INDUSTRIALS - 3.2%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2		350,000	362,250
Airlines - 0.0%
Delta Air Lines, Inc. pass thru trust certificate 7.92% 5/18/12	A3		50,000	46,999
Commercial Services & Supplies - 1.9%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3		30,000	29,100
7.875% 1/1/09	Ba3		225,000	217,125
8.5% 12/1/08 (g)	Ba3		210,000	210,000
8.875% 4/1/08	Ba3		570,000	581,400
Browning-Ferris Industries, Inc.:
7.4% 9/15/35	Ba3		220,000	171,600
9.25% 5/1/21	Ba3		250,000	230,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2		420,000	430,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	B2		$ 350,000	$ 363,125
8.75% 9/30/09	B2		40,000	41,200
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2		147,000	150,675
Pierce Leahy Corp. 9.125% 7/15/07	B2		65,000	67,763
World Color Press, Inc. 7.75% 2/15/09	Baa2		650,000	650,000
				3,142,488
Marine - 0.6%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2		230,000	235,750
8.875% 7/15/11	Ba2		665,000	681,625
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3		60,000	49,500
10.25% 11/15/06	Ba3		60,000	45,300
				1,012,175
Road & Rail - 0.5%
TFM SA de CV yankee:
0% 6/15/09 (e)	B1		648,000	579,960
10.25% 6/15/07	B1		160,000	149,600
				729,560
TOTAL INDUSTRIALS				5,293,472
INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.7%
Crown Castle International Corp.:
9.375% 8/1/11	B3		290,000	266,075
10.75% 8/1/11	B3		385,000	377,300
SBA Communications Corp. 10.25% 2/1/09	B3		230,000	197,800
SpectraSite Holdings, Inc.:
0% 4/15/09 (e)	B3		140,000	39,200
0% 3/15/10 (e)	B3		610,000	134,200
12.5% 11/15/10	B3		210,000	107,100
				1,121,675
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2		$ 310,000	$ 327,050
Semiconductor Equipment & Products - 0.2%
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2		300,000	310,500
10.375% 10/1/07	B2		20,000	20,900
				331,400
TOTAL INFORMATION TECHNOLOGY				1,780,125
MATERIALS - 2.8%
Chemicals - 0.4%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3		270,000	282,150
Huntsman Corp. 9.5% 7/1/07 (g)(l)	Ca		100,000	18,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2		250,000	232,500
OM Group, Inc. 9.25% 12/15/11 (g)	B3		80,000	80,800
				613,450
Containers & Packaging - 0.9%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2		100,000	106,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3		100,000	94,000
7.35% 5/15/08	B3		10,000	8,950
7.5% 5/15/10	B3		20,000	17,600
7.85% 5/15/04	B3		140,000	135,800
8.1% 5/15/07	B3		40,000	36,000
Packaging Corp. of America 9.625% 4/1/09	Ba2		305,000	330,925
Riverwood International Corp.:
10.625% 8/1/07	B3		540,000	561,600
10.625% 8/1/07	B3		150,000	157,500
				1,448,375
Metals & Mining - 1.0%
Century Aluminum Co. 11.75% 4/15/08	Ba3		15,000	15,525
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3		270,000	239,625
7.5% 11/15/06	B3		60,000	43,500
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3		90,000	93,150
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3		$ 41,000	$ 43,665
9.625% 5/15/08	B1		524,000	561,990
Phelps Dodge Corp. 8.75% 6/1/11	Baa3		725,000	699,625
				1,697,080
Paper & Forest Products - 0.5%
APP China Group Ltd.:
14% 3/15/10 (g)(l)	Ca		60,000	8,100
14% 3/15/10 (Reg. S) (l)	Ca		115,000	15,525
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (l)	Ca		60,000	11,400
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2		20,000	20,900
Stone Container Corp. 9.75% 2/1/11	B2		740,000	791,800
				847,725
TOTAL MATERIALS				4,606,630
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 1.1%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		70,000	54,950
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	29,700
NTL Communications Corp.:
0% 10/1/08 (e)	B3		640,000	140,800
11.5% 10/1/08	B3		330,000	102,300
Philippine Long Distance Telephone Co.:
7.85% 3/6/07	Ba2		50,000	38,000
10.5% 4/15/09	Ba2		50,000	40,500
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1		155,000	162,363
Tritel PCS, Inc. 0% 5/15/09 (e)	B3		835,000	709,750
Triton PCS, Inc. 9.375% 2/1/11	B3		500,000	516,250
				1,794,613
Wireless Telecommunication Services - 4.0%
Dobson Communications Corp. 10.875% 7/1/10	B3		425,000	442,000
Echostar Broadband Corp. 10.375% 10/1/07	B1		1,295,000	1,346,800
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1		435,000	287,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
0% 9/15/07 (e)	B1		$ 20,000	$ 15,000
0% 10/31/07 (e)	B1		800,000	564,000
0% 2/15/08 (e)	B1		855,000	581,400
9.375% 11/15/09	B1		1,750,000	1,365,000
12% 11/1/08	B1		90,000	78,300
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		40,000	39,400
Orange PLC yankee 9% 6/1/09	Baa1		710,000	759,700
PanAmSat Corp. 6% 1/15/03	Baa3		30,000	28,950
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3		50,000	43,750
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1		1,065,000	907,913
10.375% 11/15/09	Baa1		77,000	87,010
				6,546,323
TOTAL TELECOMMUNICATION SERVICES				8,340,936
UTILITIES - 2.9%
Electric Utilities - 2.6%
AES Corp.:
7.375% 6/15/03	Ba1		150,000	142,500
8.75% 6/15/08	Ba1		40,000	35,200
8.875% 2/15/11	Ba1		200,000	173,000
9.375% 9/15/10	Ba1		635,000	555,625
9.5% 6/1/09	Ba1		680,000	598,400
CMS Energy Corp.:
7.5% 1/15/09	Ba3		160,000	150,400
8.375% 7/1/03	Ba3		120,000	118,800
9.875% 10/15/07	Ba3		550,000	572,000
Edison Mission Energy:
9.875% 4/15/11	Baa3		130,000	131,300
10% 8/15/08	Baa3		330,000	333,300
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3		450,000	445,500
Mission Energy Holding Co. 13.5% 7/15/08	Ba2		120,000	132,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3		500,000	480,000
6.75% 10/1/23	B3		50,000	48,000
7.05% 3/1/24	B3		25,000	23,625
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
7.875% 3/1/02	B3		$ 55,000	$ 53,900
Tenaga Nasional BHD 7.625% 4/1/11 (Reg. S)	Baa3		250,000	246,625
				4,240,175
Multi-Utilities - 0.3%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2		545,000	566,800
TOTAL UTILITIES				4,806,975
TOTAL NONCONVERTIBLE BONDS				69,156,498
TOTAL CORPORATE BONDS (Cost $71,656,556)				70,716,407
U.S. Government and Government Agency Obligations - 24.9%

U.S. Government Agency Obligations - 0.1%
Fannie Mae:
5.5% 5/2/06	Aa2		85,000	86,646
6.25% 2/1/11	Aa2		35,000	35,552
Freddie Mac 5.875% 3/21/11	Aa2		20,000	19,766
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				141,964
U.S. Treasury Obligations - 24.8%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa		190,000	187,239
6.125% 8/15/29	Aaa		380,000	402,207
6.25% 5/15/30	Aaa		340,000	367,945
8.875% 8/15/17	Aaa		1,100,000	1,461,284
9% 11/15/18	Aaa		1,705,000	2,307,615
11.25% 2/15/15	Aaa		1,970,000	3,022,413
U.S. Treasury Notes:
3.5% 11/15/06 (k)	Aaa		11,820,000	11,391,525
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.75% 11/15/08	Aaa		$ 8,515,000	$ 8,477,704
7% 7/15/06	Aaa		11,966,000	13,229,834
TOTAL U.S. TREASURY OBLIGATIONS				40,847,766
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $40,814,017)				40,989,730
Foreign Government and Government Agency Obligations (i) - 22.0%

Arab Republic of Egypt:
7.625% 7/11/06	Ba1		65,000	67,275
8.75% 7/11/11 (Reg. S)	Ba1		70,000	68,250
Argentinian Republic:
BOCON 0% 4/1/07 (h)(l)	Ca		73,858	6,300
Brady:
floating rate bond 3.375% 3/31/05 (h)(l)	Ca		173,600	47,740
par L-GP 6% 3/31/23 (l)	Ca		335,000	144,050
Series BT07, 11.75% 5/21/03 (l)	Ca		40,000	12,000
Series BT08, 12.125% 5/21/05 (l)	Ca		45,000	14,400
7% 12/19/08 (f)(l)	Ca		400,000	108,000
9.75% 9/19/27 (l)	Ca		275,000	68,750
11.75% 6/15/15 (l)	Ca		50,000	13,250
12.375% 2/21/12 (l)	Ca		186,000	49,290
Bogota Distrito Capital 9.5% 12/12/06 (g)	BB		140,000	139,650
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14	B1		942,029	724,185
debt conversion bond 5.5% 4/15/12 (h)	B1		1,075,000	764,594
par Z-L 6% 4/15/24	B1		285,000	194,513
8.875% 4/15/24	B1		1,035,000	688,275
11% 8/17/40	B1		670,000	515,900
11.25% 7/26/07	B1		380,000	362,425
12.75% 1/15/20	B1		120,000	109,950
14.5% 10/15/09	B1		250,000	266,875
Bulgarian Republic Brady:
discount A 4.5625% 7/28/24 (h)	B1		190,000	168,388
FLIRB A 4.5625% 7/28/12 (h)	B1		329,000	296,100
Canadian Government:
7% 12/1/06	Aa1	CAD	2,125,000	1,468,247
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Canadian Government: - continued
9% 6/1/25	Aa1	CAD	1,595,000	$ 1,408,713
10% 5/1/02	Aa1	CAD	1,340,000	863,818
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	166,875
promissory note 5.092% 1/5/10	-		276,138	196,680
warrants 11/15/20 (a)(j)	-		250	0
Chilean Republic:
6.875% 4/28/09	Baa1		35,000	35,560
7.125% 1/11/12	Baa1		140,000	143,290
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		100,000	101,750
Colombian Republic:
10% 1/23/12	Ba2		110,000	109,038
11.75% 2/25/20	Ba2		280,000	280,700
Dutch Government 5.5% 1/15/28	Aaa	EUR	340,000	305,090
Ecuador Republic:
5% 8/15/30 (f)(g)	Caa2		130,000	62,400
5% 8/15/30 (Reg. S) (f)	Caa2		735,000	352,800
12% 11/15/12 (g)	Caa2		7,000	5,198
12% 11/15/12 (Reg. S)	Caa2		585,000	434,363
French Government 5.25% 4/25/08	Aaa	EUR	900,000	825,464
Germany Federal Republic:
3.25% 2/17/04	Aaa	EUR	1,950,000	1,723,088
3.75% 1/4/09	Aaa	EUR	3,330,000	2,788,386
5% 2/17/06	Aaa	EUR	2,120,000	1,936,374
5% 7/4/11	Aaa	EUR	1,000,000	891,572
5.5% 1/4/31	Aaa	EUR	900,000	813,089
Guatemalan Republic 10.25% 11/8/11 (g)	Ba2		80,000	84,600
Italian Republic 3.75% 6/8/05	Aa3	JPY	105,000,000	890,574
Ivory Coast:
Brady:
FLIRB A 2% 3/29/18 (f)(l)	-	FRF	535,000	10,364
past due interest 2% 3/29/18 (Reg. S) (h)(l)	-		71,250	11,044
FLIRB 2% 3/30/18 (Reg. S) (h)(l)	-		165,000	24,338
Jamaican Government 11.75% 5/15/11 (g)	Ba3		55,000	56,788
Korean Republic 8.875% 4/15/08	Baa2		295,000	341,256
Malaysian Government 7.5% 7/15/11	Baa2		210,000	219,576
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		114,317	92,597
Pakistani Republic:
10% 12/13/05 (g)	Caa1		30,000	26,400
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Pakistani Republic: - continued
10% 12/13/05 (Reg. S)	Caa1		$ 45,000	$ 39,600
Panamanian Republic:
8.875% 9/30/27	Ba1		70,000	64,400
9.625% 2/8/11	Ba1		115,000	117,300
euro Brady interest reduction bond 4.75% 7/17/14 (h)	Ba1		264,814	235,354
Peruvian Republic euro Brady FLIRB 4% 3/7/17 (h)	Ba3		150,000	106,500
Philippine Government:
8.875% 4/15/08	Ba1		125,000	125,000
9.875% 1/15/19	Ba1		530,000	504,825
10.625% 3/16/25	Ba1		525,000	515,813
Polish Government:
Brady par 3.75% 10/27/24 (f)	Baa1		55,000	40,150
0% 12/21/02	Baa1	PLN	400,000	91,760
12% 6/12/02	Baa1	PLN	170,000	42,816
Russian Federation:
5% 3/31/30 (f)(g)	Ba2		675,000	391,500
5% 3/31/30 (Reg. S) (f)	Ba2		2,105,000	1,220,900
8.25% 3/31/10 (g)	Ba2		101,171	88,525
8.25% 3/31/10 (Reg. S)	Ba2		285,000	249,375
8.75% 7/24/05 (Reg. S)	Ba2		265,000	263,675
9% 3/25/04	Ba2	DEM	250,000	116,266
10% 6/26/07	Ba2		640,000	630,400
11% 7/24/18 (Reg. S)	Ba2		485,000	465,600
11.75% 6/10/03 (Reg. S)	Ba2		165,000	176,138
12.75% 6/24/28 (Reg. S)	Ba2		629,000	679,320
Russian Federation Ministry of Finance Series IV, 3% 5/14/03	B3		70,000	63,438
Turkish Republic:
11.75% 6/15/10	B1		221,000	217,133
11.875% 1/15/30	B1		450,000	437,625
12.375% 6/15/09	B1		100,000	101,250
Ukraine Government:
10% 3/15/07 (Reg. S)	Caa1	EUR	28,200	23,450
11% 3/15/07 (Reg. S)	Caa1		84,600	81,428
United Kingdom, Great Britain & Northern Ireland:
6.25% 11/25/10	Aaa	GBP	450,000	706,633
7.5% 12/7/06	Aaa	GBP	510,000	818,153
8% 12/7/15	Aaa	GBP	365,000	686,089
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
United Kingdom, Great Britain & Northern Ireland: - continued
8% 6/7/21	Aaa	GBP	370,000	$ 743,434
8.75% 8/25/17	Aaa	GBP	60,000	121,963
9.75% 8/27/02	Aaa	GBP	335,000	505,271
United Mexican States:
Brady:
par A 6.25% 12/31/19	Baa3		500,000	460,625
par B 6.25% 12/31/19	Baa3		250,000	230,313
8.125% 12/30/19	Baa3		485,000	472,390
8.3% 8/15/31	Baa3		830,000	813,400
8.375% 1/14/11	Baa3		635,000	658,813
10.375% 2/17/09	Baa3		120,000	137,760
11.375% 9/15/16	Baa3		559,000	689,247
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		540,000	340,200
euro Brady par W-A 6.75% 3/31/20	B2		250,000	182,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $36,153,565)				36,156,524
Supranational Obligations - 1.1%

European Investment Bank:
0.875% 11/8/04	Aaa	JPY	120,000,000	928,845
6% 12/7/28	Aaa	GBP	120,000	194,289
International Bank for Reconstruction & Development 2% 2/18/08	Aaa	JPY	80,000,000	656,793
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,918,464)				1,779,927
Common Stocks - 0.0%
	Shares
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
NTL, Inc. warrants 10/14/08 (a)	56	1
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	120	$ 4,800
TOTAL COMMON STOCKS (Cost $4,990)		4,801
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
CSC Holdings, Inc.:
Series H, $11.75	399	42,893
Series M, $11.125	5,000	533,750
		576,643
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Fresenius Medical Care Capital Trust II $78.75	1,040	1,057,518
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp. $127.50 pay-in-kind	39	28,080
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.3%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	725	471,250
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	73	72,270
$130.00 pay-in-kind	30	29,700
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	336	194,880
Series E, $111.25 pay-in-kind	478	229,440
		526,290
TOTAL TELECOMMUNICATION SERVICES		997,540
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,278,976)		2,659,781
Floating Rate Loans - 1.2%
Moody's Ratings (unaudited) (b)		Principal Amount (d)	Value (Note 1)
CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
Century Cable Holdings LLC Tranche B term loan 5.35% 12/31/09 (h)	-	$ 1,000,000	$ 985,000
FINANCIALS - 0.6%
Diversified Financials - 0.6%
Charter Communication Operating LLC Tranche B term loan 4.87% 3/18/08 (h)	Ba3	1,000,000	980,000
TOTAL FLOATING RATE LOANS (Cost $1,950,532)			1,965,000
Sovereign Loan Participations - 0.1%

Algerian Republic loan participation:
Series 1 - Deutsche Bank 5.8125% 9/4/06 (h)	-	30,000	27,450
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-	25,699	23,515
Series 1 - Salomon Brothers 5.8125% 9/4/06 (h)	-	30,000	27,450
Series 1 - The Chase Manhattan Bank 5.8125% 9/4/06 (h)	-	30,000	27,450
Series 3 - Credit Suisse First Boston 5.8125% 3/4/10 (h)	-	80,000	69,000
Series 3 - Deutsche Bank 5.8125% 3/4/10 (h)	-	20,000	17,250
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-	33,339	28,755
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $217,071)			220,870
Money Market Funds - 11.1%
Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $18,230,845)	18,230,845	18,230,845
Purchased Options - 0.0%
Expiration Date/Strike Price		Underlying Face Amount	Value (Note 1)
Purchased Options - 0.0%
Salomon Brothers International, Ltd. Call Option on $1,000,000 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14 (Cost $29,308)	March 2002/$76.25	$ 768,750	$ 28,322
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $174,254,324)	172,752,207
NET OTHER ASSETS - (5.0)%	(8,282,376)
NET ASSETS - 100%	$ 164,469,831
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
PLN	-	Polish zloty (new)
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,659,494 or 5.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
(k) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(l) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	36.3%	AAA, AA, A	36.5%
Baa	6.7%	BBB	4.6%
Ba	16.3%	BB	16.2%
B	24.7%	B	26.1%
Caa	2.5%	CCC	1.8%
Ca, C	0.4%	CC, C	0.0%
		D	0.3%
The percentage not rated by Moody's or S&P amounted to 1%. FMR has determined that unrated debt securities that are lower quality account for 1% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	70.0%
Germany	5.8
Canada	3.2
Mexico	3.2
Russia	2.9
Brazil	2.7
United Kingdom	2.7
Multi-National	1.1
Netherlands	1.1
Others (individually less than 1%)	7.3
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,185,870 or 1.3% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $250,095,174 and $152,947,864, respectively, of which long-term U.S. government and government agency obligations aggregated $107,823,326 and $83,927,683, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,535,500. The weighted average interest rate was 2.76%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $174,287,104. Net unrealized depreciation aggregated $1,534,897, of which $3,197,563 related to appreciated investment securities and $4,732,460 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $2,121,000 of which $69,000, $266,000, $975,000 and $811,000 will expire on December 31, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $174,254,324) - See accompanying schedule		$ 172,752,207
Cash		427,697
Receivable for investments sold		65,215
Receivable for fund shares sold		771,598
Dividends receivable		15,078
Interest receivable		3,232,207
Other receivables		480
Total assets		177,264,482
Liabilities
Payable for investments purchased Regular delivery	$ 659,021
Delayed delivery	11,403,397
Payable for fund shares redeemed	479,074
Distributions payable	111,651
Accrued management fee	73,485
Other payables and accrued expenses	68,023
Total liabilities		12,794,651
Net Assets		$ 164,469,831
Net Assets consist of:
Paid in capital		$ 168,421,003
Undistributed net investment income		635,373
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,074,076)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,512,469)
Net Assets, for 17,971,775 shares outstanding		$ 164,469,831
Net Asset Value, offering price and redemption price per share ($164,469,831 ÷ 17,971,775 shares)		$9.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 214,066
Interest		6,869,858
Total income		7,083,924
Expenses
Management fee	$ 529,119
Transfer agent fees	125,243
Accounting fees and expenses	64,640
Non-interested trustees' compensation	287
Custodian fees and expenses	36,165
Registration fees	43,923
Audit	43,787
Legal	10,826
Interest	389
Miscellaneous	445
Total expenses before reductions	854,824
Expense reductions	(1,707)	853,117
Net investment income		6,230,807
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,350,184)
Foreign currency transactions	28,086	(1,322,098)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(556,744)
Assets and liabilities in foreign currencies	(40,132)	(596,876)
Net gain (loss)		(1,918,974)
Net increase (decrease) in net assets resulting from operations		$ 4,311,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 6,230,807	$ 4,000,046
Net realized gain (loss)	(1,322,098)	(1,147,333)
Change in net unrealized appreciation (depreciation)	(596,876)	(758,466)
Net increase (decrease) in net assets resulting from operations	4,311,833	2,094,247
Distributions to shareholders from net investment income	(5,594,493)	(3,703,552)
Share transactions Net proceeds from sales of shares	197,551,200	52,684,775
Reinvestment of distributions	4,634,079	2,989,280
Cost of shares redeemed	(99,674,607)	(32,239,761)
Net increase (decrease) in net assets resulting from share transactions	102,510,672	23,434,294
Total increase (decrease) in net assets	101,228,012	21,824,989
Net Assets
Beginning of period	63,241,819	41,416,830
End of period (including undistributed net investment income of $635,373 and $190,326, respectively)	$ 164,469,831	$ 63,241,819
Other Information Shares
Sold	21,389,894	5,716,133
Issued in reinvestment of distributions	502,785	325,501
Redeemed	(10,848,327)	(3,501,684)
Net increase (decrease)	11,044,352	2,539,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.130	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations Net investment income D	.626 G	.729	.709	.469
Net realized and unrealized gain (loss)	(.041) G	(.363)	(.125)	(.466)
Total from investment operations	.585	.366	.584	.003
Less Distributions
From net investment income	(.565)	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.150	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	6.52%	4.07%	6.35%	0.13%
Ratios to Average Net Assets F
Expenses before expense reductions	.94%	.99%	1.20%	1.64% A
Expenses net of voluntary waivers, if any	.94%	.99%	1.10%	1.10% A
Expenses net of all reductions	.94%	.99%	1.10%	1.09% A
Net investment income	6.83% G	7.94%	7.55%	7.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 164,470	$ 63,242	$ 41,417	$ 24,261
Portfolio turnover rate	178%	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.014 and increase net realized and unrealized gain (loss) per share by $.014. Without this change the ratio of net investment income to average net assets would have been 6.99%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 78,126
Capital loss carryforward	(2,120,661)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 5,594,493
Long-term capital gains	-
$ 5,594,493

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $202,480 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $139,832; decrease net unrealized appreciation/depreciation by $4,198; and increase net realized gain (loss) by $144,030. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $48,122 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,707.

8. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

Annual Report

Notes to Financial Statements - continued

9. Other Information.

At the end of the period, FMR or its affiliates held 13.1% of the total outstanding shares of the fund.

10. Merger Information.

On January 17, 2002, the fund acquired all of the assets and assumed all of the liabilities of Fidelity International Bond Fund. The acquisition, which was approved by the shareholders of Fidelity International Bond Fund on December 19, 2001, was accomplished by an exchange of 6,925,514 shares of the fund for the 8,004,363 shares then outstanding (each valued at $7.96) of Fidelity International Bond Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity International Bond Fund's net assets, including $1,639,826 of unrealized depreciation, were combined with the fund for total net assets after the acquisition of $242,804,361.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1976

President of Strategic Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Strategic Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan ® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235,
Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993- 2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of Strategic Income. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

John H. Carlson (51)

Year of Election or Appointment: 1998

Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.

Kevin E. Grant (41)
Year of Election or Appointment: 1998 Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.
Mark J. Notkin (37)
Year of Election or Appointment: 2001 Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.
Ian Spreadbury (47)

Year of Election or Appointment: 1999

Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Spreadbury managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Strategic Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Strategic Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Strategic Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1998 Assistant Treasurer of Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Strategic Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Strategic Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSN-ANN-0202 154271
1.714732.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Bond

Fund

Annual Report

December 31, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Bond A	-0.41%	6.66%	25.21%
SSB Non-US Dollar World Govt Bond	-3.54%	0.54%	59.93%
International Income Funds Average	0.66%	11.92%	69.73%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	-0.41%	1.30%	2.27%
SSB Non-US Dollar World Govt Bond	-3.54%	0.11%	4.81%
International Income Funds Average	0.66%	2.00%	5.17%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $12,521 - a 25.21% increase on the initial investment. For comparison, look at how the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,993 - a 59.93% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Performance - continued

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share A	2.67¢	16.47¢	34.31¢
Annualized dividend rate	3.91%	4.04%	4.23%
30-day annualized yield	4.14%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.05 over the past one month, $8.08 over the past six months and $8.10 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A Non-taxable Dividends: Dividends paid are based on the fund's investment income at the time of distribution. Dividends of approximately 18.4¢ per share paid during 2001 were a non-taxable return of capital. The exact non-taxable amount to use in preparing your income tax return will depend upon your share activity and will be reported to you in January 2002.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default. On a more positive note, high-yield debt rebounded in the fourth quarter of 2001, posting its best quarterly performance since the second quarter of 1995. Health care and energy were among the best-performing high-yield sectors. Meanwhile, U.S. government bonds also had a solid 12 months, as the Lehman Brothers® Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - advanced 7.23%.

(Portfolio Manager photograph)
An interview with William Eigen, Lead Portfolio Manager of Fidelity International Bond Fund

Q. How did the fund perform, Bill?

A. For the 12-month period that ended December 31, 2001, the fund returned -0.41%, while the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index returned -3.54%, and the international income funds average as tracked by Lipper Inc. returned 0.66%.

Q. Why did the fund outperform the index, but trail the peer group average?

A. Two factors led to the outperformance of the index. First, each of the fund's two subportfolios outperformed its respective benchmark. Second, we received an additional benefit from small asset allocation shifts made in the second half of the year, which I discuss later in the report. The fund trailed the Lipper average slightly because the fund tends to focus on developed-market debt securities - many of which fared poorly in U.S. dollar terms last year. In contrast, many members of the peer group have an increased focus on emerging-markets debt. Despite Argentina's woes, emerging-markets debt handily outperformed unhedged developed-market bonds in 2001.

Q. How did the emerging-markets debt subportfolio outperform its benchmark?

A. The subportfolio - managed by John Carlson - contributed to the fund's performance largely as a result of positive country selection. John's underweighted position in Argentina was a key contributor as its economic and political woes continued to escalate during the year, culminating in a debt default late in the fourth quarter following the resignations of the nation's economy minister. Argentina's third president within a week - Adolfo Rodriguez Saa - declared a moratorium on the country's debt obligations amid protests over the ever-worsening recession, a partial freeze on bank withdrawals and the announcement of an effective end to the convertibility regime, which had fixed the value of the Argentine peso to the U.S. dollar for more than a decade. Favorable positioning in Russia also added to performance as it continued to implement structural reforms, build up international reserves and move closer to a resolution on Soviet-era debt. The subportfolio had little to no exposure in South Korea, Malaysia and China, which detracted from performance as these countries performed well during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the non-U.S. developed country subportfolio achieve its outperformance?

A. Although it posted a negative return for the one-year period, the subportfolio - managed by Ian Spreadbury - outperformed its benchmark. The highest percentage of the subportfolio was invested in Germany and the United Kingdom. The continued evolution and broader acceptance of the euro sparked a bit of a rally in these markets relative to the U.S. dollar during the fourth quarter, which added some value. We also benefited overall from strong exposure to high-quality government and corporate issues, which performed well in a rather stagnant economic environment. Ian's underweighted position in Japan and neutral position in Canada contributed to performance.

Q. On December 19, 2001, Fidelity International Bond Fund shareholders approved a proposal to merge the fund into Fidelity Strategic Income Fund. What will shareholders notice?

A. I don't think investors will notice much of a change since I am also the lead manager for Strategic Income Fund. In addition, International Bond Fund investors are already familiar with two of the four subportfolios and managers that make up Strategic Income: emerging-markets debt, managed by John Carlson; and non-U.S. developed markets, managed by Ian Spreadbury. In addition to those two subportfolios, shareholders also will be invested in a high-yield subportfolio, managed by Mark Notkin, and a U.S. government debt component, managed by Kevin Grant. I think shareholders benefit from the increased diversification within the fixed-income markets.

Q. Bill, what's your outlook for the merged Strategic Income Fund?

A. I'm constructive on the high-yield market and continued to overweight that subportfolio as the period ended. I think fundamentals in this market are showing signs of improving - a trend that could hasten if domestic economic growth picks up from here. By contrast, I've underweighted the U.S. government subportfolio relative to the benchmark since I think the worst of the economic contraction is probably behind us, and the sector's outperformance during the past two years seems poised to change. I've also underweighted the non-U.S. developed country subportfolio. Despite the continued global economic slump, which could lead to rising bond prices abroad, any positive local market returns could be reduced by the persistent strength of the U.S. dollar. Lastly, I've underweighted the emerging-markets subportfolio. Given the rather extreme situation in Argentina and uncertainties unfolding in Latin America, I'm content to sit on the sidelines and wait for tangible signs of improvement in fundamentals and valuations prior to building positions.

Note to shareholders: On December 19, 2001, Fidelity International Bond Fund shareholders approved a proposal to merge the fund into Fidelity Strategic Income Fund. The merger occurred on January 17, 2002. As of this date, International Bond Fund shareholders received the number of full and fractional shares of Strategic Income equal to the value of full and fractional shares of their current fund.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total investment return

Fund number: 451

Trading symbol: FGBDX

Start date: December 30, 1986

Size: as of December 31, 2001, more than $68 million

Manager: William Eigen, since June 2001; manager, Fidelity Strategic Income Fund and Fidelity Advisor Strategic Income Fund since June 2001; director, Fidelity Asset Allocation Fund Group, 1997-2001; director, Fidelity Fixed-Income and Asset Allocation Fund Analysis Group, 1994-1997; joined Fidelity in 1994

3

Bill Eigen talks about diversification and the Fidelity Strategic Income Fund:

"Many investors consider their portfolios well-diversified if they allocate between equity funds with different risk characteristics and a fixed-income fund - in most cases a U.S. government fund or investment-grade bond fund. While I believe that is a reasonable investment strategy, I think there is an additional risk to consider. Traditional fixed-income funds are generally concentrated in only one area of the market. Like equities, different fixed-income asset classes offer widely varying risk/return characteristics. I think the diversification offered within Strategic Income takes advantage of all aspects of the fixed-income markets - including emerging markets, high yield, non-U.S. developed markets and U.S. government securities.

"The benefit of this type of diversification is that if one sector of the fund is experiencing negative returns, it could be offset by another sector that is performing well. The end result is a portfolio that provides competitive returns over time within a controlled volatility framework. The historical returns of the fund illustrate this concept well.

"My goal, as the lead manager, is to attempt to provide investors with as much exposure to positive absolute returns as possible. I plan to minimize underperforming assets and maximize those assets performing well by continually monitoring and adjusting the fund's investment allocations among the subportfolios. It is my belief that the diversification offered by the fund works in the best interest of investors."

Annual Report

Investment Changes

Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany	18.6	20.9
Canada	13.1	13.4
United Kingdom	11.5	11.1
United States of America	8.6	6.8
Multi-National	6.1	6.3

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany Federal Republic	10.2	16.2
Canadian Government	9.0	9.2
Kreditanstalt Fuer Wiederaufbau	8.4	0.0
United Kingdom, Great Britain & Northern Ireland	7.7	7.5
International Bank for Reconstruction & Development	4.4	5.0
	39.7
Asset Allocation (% of fund's net assets)
As of December 31, 2001	As of June 30, 2001
Corporate Bonds 17.7%	Corporate Bonds 15.3%
Government Obligations 65.3%	Government Obligations 74.9%
Supranational Obligations 6.1%	Supranational Obligations 5.0%
Other Investments 0.2%	Other Investments 0.1%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 4.7%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 17.7%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Argentina - 0.0%
Mastellone Hermanos SA yankee 11.75% 4/1/08	Ca		$ 40,000	$ 12,000
Bermuda - 0.0%
APP China Group Ltd.:
14% 3/15/10 (c)(g)	Ca		75,000	10,125
14% 3/15/10 (Reg. S) (c)	Ca		135,000	18,225
TOTAL BERMUDA				28,350
Brazil - 0.6%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (g)	B1		65,000	65,163
12.207% 6/16/08 (h)	B1		250,000	229,375
Companhia Petrolifera Marlim 12.25% 9/26/08 (Reg. S)	B1		115,000	116,150
TOTAL BRAZIL				410,688
Germany - 8.4%
Kreditanstalt Fuer Wiederaufbau 3.75% 11/26/04	Aaa	EUR	6,500,000	5,752,892
Indonesia - 0.0%
APP International Finance (Mauritius) Ltd. 0% 7/5/03 (c)(g)	Ca		345,000	24,150
Korea (South) - 0.5%
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba2		20,000	22,250
12.75% 3/1/10 (Reg. S) (h)	Ba2		130,000	144,625
Kia Motors Corp. 9.375% 7/11/06 (g)	Ba3		70,000	73,150
Korea Development Bank 5.25% 11/16/06	Baa2		80,000	78,184
TOTAL KOREA (SOUTH)				318,209
Malaysia - 0.2%
Petroliam Nasional BHD (Petronas) 7.125% 10/18/06 (Reg. S)	Baa2		100,000	104,950
Mauritius - 0.0%
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)	Ca		60,000	11,400
Mexico - 0.8%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		45,000	35,325
Banco Nacional de Comercio Exterior SNC 11.25% 5/30/06	Baa3		25,000	28,938
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Mexico - continued
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		$ 35,000	$ 33,075
Grupo Televisa SA de CV 8% 9/13/11 (g)	Baa3		30,000	30,000
Pemex Project Funding Master Trust:
8% 11/15/11 (g)	Baa2		70,000	70,175
8.5% 2/15/08	Baa2		62,000	64,480
9.125% 10/13/10	Baa2		80,000	84,800
Petroleos Mexicanos 9.25% 3/30/18	Baa2		35,000	36,400
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1		70,000	73,325
TFM SA de CV yankee 0% 6/15/09 (e)	B1		40,000	35,800
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	24,313
yankee 10.5% 2/15/07	B1		20,000	19,450
TOTAL MEXICO				536,081
Netherlands - 0.9%
Sealed Air Finance euro 5.625% 7/19/06	Baa3	EUR	750,000	584,208
Philippines - 0.0%
Philippine Long Distance Telephone Co.:
7.85% 3/6/07	Ba2		10,000	7,600
10.5% 4/15/09	Ba2		20,000	16,200
TOTAL PHILIPPINES				23,800
United Kingdom - 3.8%
Argyll Group PLC euro 8.125% 10/4/02	BBB+	GBP	250,000	373,646
Punch Taverns Finance PLC euro 7.567% 4/15/26	Baa2	GBP	1,000,000	1,477,840
Tesco PLC euro 8.75% 2/20/03	Aa3	GBP	500,000	757,484
TOTAL UNITED KINGDOM				2,608,970
United States of America - 2.5%
General Motors Corp. euro 1.25% 12/20/04	A2	JPY	150,000,000	1,111,871
KFW International Finance, Inc. euro 1.75% 3/23/10	Aaa	JPY	70,000,000	563,796
TOTAL UNITED STATES OF AMERICA				1,675,667
TOTAL NONCONVERTIBLE BONDS (Cost $13,273,176)				12,091,365
Government Obligations (i) - 65.3%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Argentina - 0.5%
Argentinian Republic:
BOCON 0% 4/1/07 (c)(h)	Ca		$ 66,825	$ 5,700
Brady:
floating rate bond 3.375% 3/31/05 (c)(h)	Ca		117,600	32,340
par L-GP 6% 3/31/23 (c)	Ca		300,000	129,000
Series BT07, 11.75% 5/21/03 (c)	Ca		25,000	7,500
Series BT08, 12.125% 5/21/05 (c)	Ca		25,000	8,000
7% 12/19/08 (c)(f)	Ca		290,000	78,300
9.75% 9/19/27 (c)	Ca		210,000	52,500
11.75% 6/15/15 (c)	Ca		24,000	6,360
12.375% 2/21/12 (c)	Ca		37,000	9,805
TOTAL ARGENTINA				329,505
Belgium - 2.0%
Belgian Kingdom 4.75% 9/28/06	Aa1	EUR	1,500,000	1,352,205
Brazil - 2.6%
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14	B1		184,712	141,997
debt conversion bond 5.5% 4/15/12 (h)	B1		565,000	401,856
par Z-L 6% 4/15/24	B1		175,000	119,438
8.875% 4/15/24	B1		665,000	442,225
11% 8/17/40	B1		410,000	315,700
11.25% 7/26/07	B1		160,000	152,600
12.75% 1/15/20	B1		75,000	68,719
14.5% 10/15/09	B1		160,000	170,800
TOTAL BRAZIL				1,813,335
Bulgaria - 0.4%
Bulgarian Republic Brady:
discount A 4.5625% 7/28/24 (h)	B1		110,000	97,488
FLIRB A 4.5625% 7/28/12 (h)	B1		215,000	193,500
TOTAL BULGARIA				290,988
Canada - 13.1%
Canadian Government:
1.9% 3/23/09	Aa1	JPY	80,000,000	654,059
5.5% 6/1/10	Aa1	CAD	400,000	254,285
9% 6/1/25	Aa1	CAD	4,050,000	3,576,983
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Canada - continued
Canadian Government: - continued
10% 5/1/02	Aa1	CAD	2,550,000	$ 1,643,834
Ontario Province 9% 9/15/04	Aa3	CAD	4,000,000	2,842,096
TOTAL CANADA				8,971,257
Chile - 0.2%
Chilean Republic:
6.875% 4/28/09	Baa1		40,000	40,640
7.125% 1/11/12	Baa1		90,000	92,115
TOTAL CHILE				132,755
Colombia - 0.4%
Bogota Distrito Capital 9.5% 12/12/06 (g)	BB		70,000	69,825
Colombian Republic:
10% 1/23/12	Ba2		60,000	59,475
11.75% 2/25/20	Ba2		175,000	175,438
TOTAL COLOMBIA				304,738
Ecuador - 0.6%
Ecuador Republic:
5% 8/15/30 (f)(g)	Caa2		179,000	85,920
5% 8/15/30 (Reg. S) (f)	Caa2		200,000	96,000
12% 11/15/12 (g)	Caa2		56,000	41,580
12% 11/15/12 (Reg. S)	Caa2		245,000	181,913
TOTAL ECUADOR				405,413
Egypt - 0.1%
Arab Republic of Egypt:
7.625% 7/11/06	Ba1		40,000	41,400
8.75% 7/11/11 (Reg. S)	Ba1		40,000	39,000
TOTAL EGYPT				80,400
France - 3.8%
French Government OAT 7.25%, 4/25/06	Aaa	EUR	2,650,000	2,624,831
Germany - 10.2%
Germany Federal Republic:
Series 134, 4.25% 2/18/05	Aaa	EUR	2,200,000	1,974,602
3.75% 1/4/09	Aaa	EUR	300,000	251,206
5% 8/19/05	Aaa	EUR	1,000,000	914,757
5% 2/17/06	Aaa	EUR	515,000	470,393
5% 7/4/11	Aaa	EUR	3,250,000	2,897,608
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Germany - continued
Germany Federal Republic: - continued
5.5% 1/4/31	Aaa	EUR	300,000	$ 271,030
6% 1/4/07	Aaa	EUR	200,000	190,505
TOTAL GERMANY				6,970,101
Guatemala - 0.1%
Guatemalan Republic 10.25% 11/8/11 (g)	Ba2		65,000	68,738
Italy - 3.6%
Italian Republic:
6% 11/1/07	Aa3	EUR	1,900,000	1,803,609
6% 5/1/31	Aa3	EUR	670,000	635,532
TOTAL ITALY				2,439,141
Ivory Coast - 0.0%
Ivory Coast:
Brady:
FLIRB A 2% 3/29/18 (c)(f)	-	FRF	655,000	12,689
past due interest 2% 3/29/18 (Reg. S) (c)(h)	-		42,750	6,626
FLIRB 2% 3/30/18 (Reg. S) (c)(h)	-		100,000	14,750
TOTAL IVORY COAST				34,065
Jamaica - 0.1%
Jamaican Government 11.75% 5/15/11 (g)	Ba3		40,000	41,300
Korea (South) - 0.3%
Korean Republic 8.875% 4/15/08	Baa2		180,000	208,224
Malaysia - 0.3%
Malaysian Government 7.5% 7/15/11	Baa2		165,000	172,524
Mexico - 2.5%
United Mexican States:
Brady par B 6.25% 12/31/19	Baa3		250,000	230,313
8.125% 12/30/19	Baa3		265,000	258,110
8.3% 8/15/31	Baa3		370,000	362,600
8.375% 1/14/11	Baa3		370,000	383,875
10.375% 2/17/09	Baa3		65,000	74,620
11.375% 9/15/16	Baa3		334,000	411,822
TOTAL MEXICO				1,721,340
Netherlands - 0.4%
Dutch Government 5.5% 1/15/28	Aaa	EUR	300,000	269,197
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nigeria - 0.5%
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		$ 250,000	$ 166,875
promissory note 5.092% 1/5/10	-		208,673	148,627
warrants 11/15/20 (a)(j)	-		250	0
TOTAL NIGERIA				315,502
Pakistan - 0.1%
Pakistani Republic 10% 12/13/05 (g)	Caa1		40,000	35,200
Panama - 0.4%
Panamanian Republic:
8.875% 9/30/27	Ba1		55,000	50,600
9.625% 2/8/11	Ba1		65,000	66,300
euro Brady interest reduction bond 4.75% 7/17/14 (h)	Ba1		154,074	136,933
TOTAL PANAMA				253,833
Peru - 0.1%
Peruvian Republic euro Brady FLIRB 4% 3/7/17 (h)	Ba3		120,000	85,200
Philippines - 0.6%
Philippine Government:
8.875% 4/15/08	Ba1		75,000	75,000
9.875% 1/15/19	Ba1		135,000	128,588
10.625% 3/16/25	Ba1		195,000	191,588
TOTAL PHILIPPINES				395,176
Poland - 0.1%
Polish Government Brady par 3.75% 10/27/24 (f)	Baa1		50,000	36,500
Russia - 3.9%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		57,000	57,998
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		114,317	92,597
Russian Federation:
5% 3/31/30 (f)(g)	Ba2		911,875	528,888
5% 3/31/30 (Reg. S) (f)	Ba2		710,000	411,800
8.25% 3/31/10 (g)	Ba2		132,493	115,931
8.25% 3/31/10 (Reg. S)	Ba2		55,000	48,125
8.75% 7/24/05 (Reg. S)	Ba2		130,000	129,350
9% 3/25/04	Ba2	DEM	105,000	48,832
10% 6/26/07	Ba2		392,000	386,120
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Russia - continued
Russian Federation: - continued
11% 7/24/18 (Reg. S)	Ba2		$ 279,000	$ 267,840
11.75% 6/10/03 (Reg. S)	Ba2		96,000	102,480
12.75% 6/24/28 (Reg. S)	Ba2		431,000	465,480
Russian Federation Ministry of Finance Series IV, 3% 5/14/03	B3		50,000	45,313
TOTAL RUSSIA				2,700,754
Spain - 3.3%
Spanish Kingdom 6% 1/31/29	Aaa	EUR	2,350,000	2,234,719
Turkey - 0.7%
Turkish Republic:
11.75% 6/15/10	B1		121,000	118,883
11.875% 1/15/30	B1		285,000	277,163
12.375% 6/15/09	B1		65,000	65,813
TOTAL TURKEY				461,859
Ukraine - 0.1%
Ukraine Government:
10% 3/15/07 (Reg. S)	Caa1	EUR	28,200	23,450
11% 3/15/07 (Reg. S)	Caa1		36,660	35,285
TOTAL UKRAINE				58,735
United Kingdom - 7.7%
United Kingdom, Great Britain & Northern Ireland:
6.25% 11/25/10	Aaa	GBP	310,000	486,792
7.5% 12/7/06	Aaa	GBP	980,000	1,572,136
8% 12/7/15	Aaa	GBP	960,000	1,804,508
8.75% 8/25/17	Aaa	GBP	480,000	975,706
9.5% 4/18/05	Aaa	GBP	250,000	412,157
TOTAL UNITED KINGDOM				5,251,299
United States of America - 6.1%
Fannie Mae 1.75% 3/26/08	Aaa	JPY	180,000,000	1,458,831
Freddie Mac 5.25% 1/15/06	Aaa	EUR	3,000,000	2,744,012
TOTAL UNITED STATES OF AMERICA				4,202,843
Venezuela - 0.5%
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Venezuela - continued
Venezuelan Republic: - continued
9.25% 9/15/27	B2		$ 308,000	$ 194,040
euro Brady par W-A 6.75% 3/31/20	B2		250,000	182,500
TOTAL VENEZUELA				376,540
TOTAL GOVERNMENT OBLIGATIONS (Cost $46,228,254)				44,638,217
Supranational Obligations - 6.1%

European Investment Bank euro:
0.875% 11/8/04	Aaa	JPY	100,000,000	774,037
6% 12/7/28	Aaa	GBP	200,000	323,814
International Bank for Reconstruction & Development:
2% 2/18/08	Aaa	JPY	160,000,000	1,313,587
4.75% 12/20/04	Aaa	JPY	200,000,000	1,721,507
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,607,723)				4,132,945
Sovereign Loan Participations - 0.2%

Algeria - 0.2%
Algerian Republic loan participation:
Series 1 - Deutsche Bank 5.8125% 9/4/06 (h)	-		31,538	28,858
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-		14,336	13,117
Series 1 - Salomon Brothers 5.8125% 9/4/06 (h)	-		20,000	18,300
Series 3 - Credit Suisse First Boston 5.8125% 3/4/10 (h)	-		55,000	47,438
Series 3 - Deutsche Bank 5.8125% 3/4/10 (h)	-		15,000	12,938
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-		22,510	19,415
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $137,813)				140,066
Cash Equivalents - 4.2%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.62%, dated 12/31/01 due 1/2/02 (Cost $2,901,000)	$ 2,901,262	$ 2,901,000
Purchased Options - 0.0%
Expiration Date/Strike Price		Underlying Face Amount
Brazil - 0.0%
Salomon Brothers International, Ltd. Call Option on $700,000 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14 (Cost $20,515)	March 2002/ $76.25	$ 538,125	19,826
TOTAL INVESTMENT PORTFOLIO - 93.5% (Cost $67,168,481)	63,923,419
NET OTHER ASSETS - 6.5%	4,468,593
NET ASSETS - 100%	$ 68,392,012
Security Type Abbreviation
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal Amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,282,395 or 1.9% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	73.0%	AAA, AA, A	72.0%
Baa	7.7%	BBB	4.9%
Ba	6.2%	BB	8.8%
B	5.5%	B	6.1%
Caa	0.9%	CCC	0.8%
Ca, C	0.8%	CC, C	0.0%
		D	0.5%
The percentage not rated by Moody's or S&P amounted to 0.8%. FMR has determined that unrated debt securities that are lower quality account for 0.8% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $66,930,438 and $66,645,808, respectively, of which long-term U.S. government and government agency obligations aggregated $4,390,040 and $0, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $4,922,000. The weighted average interest rate was 3.81%. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $140,066 or 0.2% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $67,727,031. Net unrealized depreciation aggregated $3,803,612, of which $1,147,022 related to appreciated investment securities and $4,950,634 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $95,758,000 of which $81,207,000, $12,794,000, $1,169,000, $152,000 and $436,000 will expire on December 31, 2002, 2003, 2007, 2008 and 2009, respectively.

In accordance with income tax regulations, the Strategic Income Fund may be limited to using only a small portion, if any, of the capital loss carryforward transferred by the fund at the time of the merger (see Note 10 of Notes to Financial Statements).

The percentage of dividends distributed during the fiscal year representing income derived from sources within foreign countries or possessions of the United States is 100% (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $2,901,000) (cost $67,168,481) - See accompanying schedule		$ 63,923,419
Cash		37,043
Receivable for investments sold		3,530,157
Receivable for fund shares sold		11,160
Interest receivable		1,296,639
Total assets		68,798,418
Liabilities
Payable for investments purchased	$ 47,506
Payable for fund shares redeemed	244,824
Accrued management fee	39,454
Other payables and accrued expenses	74,622
Total liabilities		406,406
Net Assets		$ 68,392,012
Net Assets consist of:
Paid in capital		$ 168,443,759
Distributions in excess of net investment income		(85,350)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,705,314)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,261,083)
Net Assets, for 8,569,884 shares outstanding		$ 68,392,012
Net Asset Value, offering price and redemption price per share ($68,392,012 ÷ 8,569,884 shares)		$7.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 4,168,225
Expenses
Management fee	$ 474,725
Transfer agent fees	180,682
Accounting fees and expenses	61,082
Non-interested trustees' compensation	351
Custodian fees and expenses	54,215
Registration fees	36,313
Audit	56,471
Legal	9,744
Interest	521
Miscellaneous	13,311
Total expenses before reductions	887,415
Expense reductions	(2,138)	885,277
Net investment income		3,282,948
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,915,425)
Foreign currency transactions	(53,841)	(1,969,266)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,581,243)
Assets and liabilities in foreign currencies	(33,518)	(1,614,761)
Net gain (loss)		(3,584,027)
Net increase (decrease) in net assets resulting from operations		$ (301,079)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,282,948	$ 3,387,985
Net realized gain (loss)	(1,969,266)	(1,311,704)
Change in net unrealized appreciation (depreciation)	(1,614,761)	(979,849)
Net increase (decrease) in net assets resulting from operations	(301,079)	1,096,432
Distributions to shareholders From net investment income	(1,370,511)	(1,761,046)
Return of capital	(1,590,455)	(1,435,675)
Total distributions	(2,960,966)	(3,196,721)
Share transactions Net proceeds from sales of shares	75,497,094	34,308,702
Reinvestment of distributions	2,779,490	2,928,894
Cost of shares redeemed	(75,860,220)	(33,001,184)
Net increase (decrease) in net assets resulting from share transactions	2,416,364	4,236,412
Total increase (decrease) in net assets	(845,681)	2,136,123
Net Assets
Beginning of period	69,237,693	67,101,570
End of period (including distributions in excess of net investment income of $85,350 and $307,537, respectively)	$ 68,392,012	$ 69,237,693
Other Information Shares
Sold	9,243,655	4,171,690
Issued in reinvestment of distributions	344,155	354,228
Redeemed	(9,300,167)	(3,981,476)
Net increase (decrease)	287,643	544,442

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710
Income from Investment Operations Net investment income C	.380 E	.450	.501	.518	.497
Net realized and unrealized gain (loss)	(.417) E	(.336)	(.469)	.034	(.621)
Total from investment operations	(.037)	.114	.032	.552	(.124)
Less Distributions
From net investment income	(.159)	(.234)	(.324)	(.172)	(.150)
Return of capital	(.184)	(.190)	(.158)	(.350)	(.346)
Total distributions	(.343)	(.424)	(.482)	(.522)	(.496)
Net asset value, end of period	$ 7.980	$ 8.360	$ 8.670	$ 9.120	$ 9.090
Total Return A, B	(0.41)%	1.49%	0.46%	6.33%	(1.21)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.27%	1.26%	1.27%	1.26%	1.27%
Expenses net of voluntary waivers, if any	1.27%	1.26%	1.27%	1.26%	1.27%
Expenses net of all reductions	1.26%	1.25%	1.27%	1.25%	1.27%
Net investment income	4.69% E	5.43%	5.75%	5.75%	5.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,392	$ 69,238	$ 67,102	$ 74,140	$ 78,382
Portfolio turnover rate	101%	127%	189%	246%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Prior to February 27, 1998 the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective Janurary 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.030 and increase net realized and unrealized gain (loss) per share by $.030. Without this change the ratio of net investment income to average net assets would have been 5.06%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on June 29, 2001, the fund was closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

For the periods ended December 31, 2001 and December 31, 2000, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 2001 calendar year will be reported to shareholders prior to February 1, 2002.)

As of December 31, 2001, accumulated loss on a tax basis was as follows:

Capital loss carryforwards	$ (95,757,827)

In accordance with income tax regulations, the Strategic Income Fund may be limited to using only a small portion, if any, of the capital loss carryforward transferred by the fund at the time of the merger (see Note 10).

The tax character of the distributions paid during the year was as follows:

Ordinary income	$ 1,370,511
Long-term capital gains	-
Return of Capital	1,590,455
$ 2,960,966

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $979,399 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $259,198; increase net unrealized appreciation/depreciation by $261,728; and decrease net realized gain (loss) by $2,530. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Options. The fund may use options to manage its exposure to the bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $578 and $1,560, respectively.

8. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

9. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

10. Reorganization.

The Board of Trustees of Fidelity International Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Strategic Income Fund ("Reorganization"). The Agreement provided for the transfer of all of the assets of the fund to Fidelity Strategic Income Fund in exchange solely for the number of shares of Fidelity Strategic Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Strategic Income Fund of all of the liabilities of the fund. The Reorganization, which has been approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund, became effective on January 17, 2002.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 10, through an Agreement and Plan of Reorganization effective January 17, 2002 the assets and liabilities of the fund were transferred to Fidelity Strategic Income Fund.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1976

President of International Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of International Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of International Bond. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

John H. Carlson (51)

Year of Election or Appointment: 1998

Vice President of International Bond and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.

Ian Spreadbury (47)

Year of Election or Appointment: 1999

Vice President of International Bond and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Spreadbury managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of International Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of International Bond. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of International Bond. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of International Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of International Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of International Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 19, 2001. The results of votes taken among shareholders on the proposal before them is reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL
To approve an Agreement and Plan of Reorganization between International Bond and Fidelity Strategic Income Fund providing for the merger of International Bond into Strategic Income.
	# of Votes Cast	% of Votes Cast
Affirmative	31,967,023.54	86.687
Against	3,602,373.27	9.769
Abstain	1,306,769.66	3.544
TOTAL	36,876,166.47	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GLO-ANN-0202 154453
1.540225.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Intermediate Municipal Income
Fund

Annual Report

December 31, 2001

(2_fidelity_logos)(Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan® Intermediate Municipal Income	5.48%	30.68%	81.22%
LB 1-17 Year Municipal Bond	5.30%	32.19%	n/a*
Intermediate Municipal Debt Funds Average	4.53%	26.62%	73.06%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 111 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan Intermediate Municipal Income	5.48%	5.50%	6.13%
LB 1-17 Year Municipal Bond	5.30%	5.74%	n/a*
Intermediate Municipal Debt Funds Average	4.53%	4.83%	5.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,122 - an 81.22% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,002 - a 90.02% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended December 31,
	2001	2000	1999	1998	1997
Dividend returns	4.76%	5.33%	4.63%	4.89%	5.22%
Capital returns	0.72%	3.93%	-5.69%	1.00%	3.01%
Total returns	5.48%	9.26%	-1.06%	5.89%	8.23%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.73¢	22.36¢	45.88¢
Annualized dividend rate	4.45%	4.44%	4.62%
30-day annualized yield	3.91%	-	-
30-day annualized tax-equivalent yield	6.06%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.87 over the past one month, $9.98 over the past six months and $9.92 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35.5% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

An unprecedented number of interest rate reductions had both positive and negative implications for the municipal bond market in 2001. Overall, the Federal Reserve Board slashed the fed funds rate 11 times during the past 12 months, lowering it from 6.50% to 1.75%. For most of the year, municipal bond performance was boosted by the Fed's actions. Munis also benefited as a haven from stormy equity markets and from their attractively high tax-adjusted yields. But in the final third of the year, the muni market experienced generally flat performance. First, the tragic events of September 11 resulted in a rush to the security of Treasuries in the weeks that followed. Recovery bonds issued by the state and city of New York added volume to an already supply-heavy muni market, which further tempered their performance. Investors also were wary when it became apparent that the Fed had lowered rates about as much as they could. Municipals traditionally don't fare as well in a rising rate environment as they do when rates are trending downward. While these conditions caused a slight decline in muni prices, it was still a positive year overall, as the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 5.13% during the 12 months ending December 31, 2001.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Intermediate Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period that ended December 31, 2001, the fund had a total return of 5.48%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned 4.53% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.30%.

Q. What helped the fund outpace the Lehman Brothers index and its Lipper peer average?

A. The fund's outperformance of its peers stemmed mostly from my focus on securities that offered better relative value based on credit quality, state, sector and structure criteria. Throughout the year, for example, I took advantage of short-term market aberrations to buy bonds of a selected maturity within the intermediate-maturity range that I felt were cheap relative to others in the category, anticipating that I would sell them as their prices moved back into alignment with other municipal securities. Generally speaking, these trades were a plus for performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did your choices among bonds in various sectors affect performance?

A. Bonds issued by electric and transportation entities - which are backed by economically resilient fees, rather than taxes - were a major area of emphasis. That focus aided the fund's performance because bonds backed by taxes - such as general obligations - often lagged revenue bonds as tax receipts declined amid the slumping economy.

Q. How did your choices regarding states and credit quality affect performance?

A. I kept the fund underweighted relative to the Lehman Brothers index in states that struggled during the period, including California, which was hard hit by the technology bust and electricity problems; New York, which suffered from a decline in the financial services industry and challenges stemming from the events of September 11; and Florida, whose economy receded in response to a decline in travel. Instead, I focused on states that benefited from more stable economic environments and more attractively priced municipal bonds, including Texas and Illinois. With regard to credit quality, I maintained a defensive stance and focused on high-quality bonds, with about 86% of the fund's investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's®.

Q. Escrowed/pre-refunded bonds made up 6.4% of the fund's net assets as of December 31, 2001. What are these bonds and how did they perform during the year?

A. The fund's stake in escrowed and pre-refunded bonds was a contributor to the fund's focus on quality and, ultimately, its outperformance. These bonds are the result of a process whereby issuers refinance older, outstanding debt issued when interest rates were higher and then bring to market new debt at lower interest rates. The old bonds become backed by U.S. Treasury securities, which affords the bonds the highest credit rating available in the bond market.

Q. Were there any disappointments?

A. Yes, there was one frustrating aspect of the municipal bond market during the past year. Even though the supply of municipals was up substantially compared to the previous year, what was issued wasn't always in keeping with my overall strategies or priced attractively. For example, the majority of what was issued came at par, or face value, which is more attractive to individual investors. I tend to avoid par bonds; they're often priced higher than other bonds because there is such strong demand for them and, more importantly, their potential appreciation can result in negative tax implications under some circumstances. The lack of newly issued discount and premium bonds, which trade below and above face value, respectively, often curtailed my ability to add attractively priced bonds.

Q. What is ahead for the municipal market?

A. For many municipal bond issuers across the country, the current economic climate is likely to result in a continued decline in tax receipts as well as expanding costs - such as stepped up security spending in the wake of the events of September 11 and increased unemployment benefits. So I'll proceed with a great deal of caution in choosing investments for the fund, continuing my focus on high-quality, economically resilient segments of the market. As for the market overall, municipals are priced very cheaply compared to their U.S. Treasury counterparts and could benefit to the extent that investors embrace those valuations.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 036

Trading symbol: FLTMX

Start date: April 15, 1977

Size: as of December 31, 2001, more than $1.4 billion

Manager: Christine Thompson, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"The economic slump and the tragic events of September 11 have forced many issuers across the country - most notably state governments - to confront the dual challenges of declining revenues and increased spending. After years of enhancing services and building up their rainy day funds, municipal issuers are faced with the difficult choice of where to make up for revenue shortfalls and rising expenditures. In recognition of this trend, Moody's Investors Service, one of the main municipal credit rating agencies, downgraded the outlook, but not the credit ratings, of more than a dozen states. While the challenges of declining revenues and higher costs currently are most acute at the state level, I expect there to be a ´trickle down' effect at the local level in the months to come. The severity of these challenges will be dictated by the strength of the economy as well as issuers' response to them. These developments serve to highlight how important it is for an investor to ascertain an issuer's ability to weather the storm. Fidelity's credit research team pays very close attention to a variety of considerations, including the cyclicality of an issuer's revenues - that is, how sensitive those revenues are to an economic slowdown; the size of its rainy day fund and how much flexibility the issuer has to draw on it to close budgetary gaps; and how actively the issuer is scaling back spending in response to reduced revenues."

Annual Report

Investment Changes

Top Five States as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	20.1	16.9
Washington	10.3	10.5
Illinois	7.6	6.8
New York	6.3	7.8
Massachusetts	4.3	9.5
Top Five Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.3	35.5
Electric Utilities	19.8	15.9
Transportation	11.2	11.5
Health Care	11.0	11.3
Escrowed/Pre-Refunded	6.4	6.0
Average Years to Maturity as of December 31, 2001
		6 months ago
Years	7.7	8.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2001
6 months ago
Years	5.2	5.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of December 31, 2001	As of June 30, 2001
Aaa 55.1%	Aaa 55.3%
Aa, A 30.6%	Aa, A 31.8%
Baa 10.4%	Baa 9.2%
Ba and Below 0.2%	Ba and Below 0.2%
Not Rated 0.5%	Not Rated 1.8%
Short-term Investments 3.2%	Short-term Investments 1.7%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.9%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.6%
Alabama Pub. School & College Auth. Rev. Series C, 5.625% 7/1/13	Aa3	$ 4,200	$ 4,477
Birmingham Gen. Oblig. Series 2002 A:
5.25% 4/1/05 (FSA Insured) (b)	Aaa	2,305	2,427
5.25% 4/1/07 (FSA Insured) (b)	Aaa	2,415	2,549
			9,453
Alaska - 1.4%
Anchorage Gen. Oblig. Series B, 5.875% 12/1/13 (FGIC Insured)	Aaa	2,000	2,181
Anchorage Hosp. Rev. (Sisters of Providence Proj.) Series 1991, 6.75% 10/1/02	Aa3	2,575	2,629
North Slope Borough Gen. Oblig.:
Series A, 0% 6/30/03 (MBIA Insured)	Aaa	11,500	11,061
Series B, 0% 6/30/05 (FSA Insured)	Aaa	6,000	5,272
			21,143
Arizona - 3.3%
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.):
Series A, 6.5% 7/1/04 (AMBAC Insured)	Aaa	1,100	1,193
Series B, 6.5% 7/1/04 (AMBAC Insured)	Aaa	1,220	1,324
Maricopa County Cmnty. College District:
(1994 Proj.) Series 2001 D, 4% 7/1/03	Aaa	4,500	4,603
Series A:
6% 7/1/09	Aaa	90	95
6% 7/1/09 (Pre-Refunded to 7/1/03 @ 101) (e)	Aaa	1,910	2,033
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Proj.) Series 1994 A, 3.3%, tender 11/1/02, LOC J.P. Morgan Chase Bank (c)	BBB	20,000	20,000
Maricopa County Unified School District #80 Chandler 5% 7/1/05 (FGIC Insured)	Aaa	3,535	3,726
Phoenix Gen. Oblig. Series A, 7.5% 7/1/08	Aa1	4,500	5,331
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/09 (b)	Aa1	2,830	2,992
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/10 (FGIC Insured) (b)	Aaa	2,500	2,675
5.5% 7/1/12 (FGIC Insured) (b)	Aaa	2,300	2,446
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Univ. of Arizona Univ. Rev. 6.375% 6/1/05	A1	$ 2,100	$ 2,176
Yuma Muni. Property Corp. Rev. 5% 7/1/12 (AMBAC Insured)	Aaa	1,100	1,130
			49,724
Arkansas - 0.0%
Arkansas Gen. Oblig. (College Savings Prog.) 0% 6/1/02	Aa2	705	699
California - 3.7%
California Gen. Oblig.:
5.5% 3/1/11	A1	8,500	9,023
5.75% 10/1/10	A1	2,200	2,377
5.75% 10/1/10 (MBIA Insured)	Aaa	3,000	3,292
6.75% 8/1/12	A1	1,550	1,796
California Hsg. Fin. Agcy. Rev. (Home Mtg. Prog.):
Series 1983 A, 0% 2/1/15	Aa2	19,346	7,466
Series G, 6% 2/1/10 (MBIA Insured) (d)	Aaa	2,000	2,103
California Poll. Cont. Fing. Auth. Resource Recovery Rev. (Waste Mgmt., Inc. Proj.) Series A, 7.15% 2/1/11 (d)	Ba1	2,500	2,565
Carson Redev. Agcy. (Area #2 Redev. Proj.):
5.5% 10/1/02	Baa2	1,320	1,346
5.6% 10/1/03	Baa2	1,500	1,573
Long Beach Hbr. Rev. Series A, 5.5% 5/15/07 (FGIC Insured) (d)	Aaa	2,330	2,506
Los Angeles Hbr. Dept. Rev. Series A, 5.5% 8/1/10 (AMBAC Insured) (b)(d)	Aaa	4,565	4,848
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (e)	Aaa	4,390	5,543
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A, 6.15% 9/2/12	Baa1	1,375	1,448
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	BBB-	2,000	2,213
San Diego County Ctfs. of Prtn:
5% 10/1/06	A3	1,135	1,202
5% 10/1/08	A3	1,470	1,541
5.25% 10/1/10	A3	1,620	1,711
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) 0% 7/1/04	Aa3	2,000	1,853
			54,406
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Colorado - 3.8%
Adams County Bldg. Auth. Rev. Series B, 0% 8/15/12 (FSA Insured) (Escrowed to Maturity) (e)	AAA	$ 5,000	$ 2,963
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	Aaa	62,100	11,326
Colorado Health Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2001 A:
4% 9/1/03	Aa3	1,100	1,117
4% 9/1/04	Aa3	1,960	1,992
Series 2001, 6.625% 11/15/26	Baa2	2,550	2,663
6.25% 2/1/04	Baa2	9,500	9,948
6.25% 2/1/04 (Escrowed to Maturity) (e)	Baa2	600	641
Denver City & County Arpt. Rev.:
Series A:
0% 11/15/04 (d)	A2	2,070	1,849
0% 11/15/05 (MBIA Insured) (d)	Aaa	2,250	1,937
Series C, 6.55% 11/15/03 (MBIA Insured) (d)	Aaa	2,660	2,796
Series D:
0% 11/15/03 (MBIA Insured) (d)	Aaa	5,320	5,046
0% 11/15/05 (MBIA Insured) (d)	Aaa	2,055	1,769
0% 11/15/06 (d)	A2	4,500	3,577
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	Aaa	3,200	3,371
Jefferson County School District #R 001 Series A, 5.5% 12/15/14 (FGIC Insured)	Aaa	5,000	5,252
			56,247
Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev. (Quinnipiac College Proj.) Series D, 5.625% 7/1/03	BBB	800	822
District of Columbia - 2.4%
District of Columbia Gen. Oblig.:
Series 2001 E:
5% 6/1/04 (FGIC Insured)	Aaa	70	73
5% 6/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	890	929
Series A:
5.25% 6/1/10 (MBIA Insured)	Aaa	3,000	3,138
5.25% 6/1/11 (MBIA Insured)	Aaa	3,905	4,058
5.75% 6/1/03 (AMBAC Insured)	Aaa	95	99
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
District of Columbia - continued
District of Columbia Gen. Oblig.: - continued
Series A: - continued
5.75% 6/1/03 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	$ 1,045	$ 1,095
5.875% 6/1/05 (AMBAC Insured)	Aaa	1,165	1,255
5.875% 6/1/05 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	865	934
Series A3:
5.2% 6/1/03 (Escrowed to Maturity) (e)	Aaa	3,050	3,171
5.3% 6/1/04 (AMBAC Insured)	Aaa	400	421
Series C:
5.75% 12/1/05 (AMBAC Insured)	Aaa	1,895	2,027
5.75% 12/1/05 (AMBAC Insured) (Pre-Refunded to 12/1/03 @ 102) (e)	Aaa	260	281
Series E, 5% 6/1/04 (FGIC Insured) (Pre-Refunded to 6/1/03 @ 102) (e)	Aaa	40	42
District of Columbia Rev. (Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (c)	Baa2	11,000	11,638
Metro. Washington Arpts. Auth. Gen. Arpt. Rev. Series 1998 B:
5.25% 10/1/09 (MBIA Insured) (d)	Aaa	3,475	3,598
5.25% 10/1/10 (MBIA Insured) (d)	Aaa	2,780	2,875
			35,634
Florida - 3.6%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Sys. Proj.) 6% 11/15/09 (Escrowed to Maturity) (e)	Baa1	1,295	1,390
Florida Board of Ed. Pub. Ed. Series D, 5% 6/1/04 (b)	Aa2	5,000	5,178
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) Series 2001 A, 6% 11/15/31	Baa1	2,500	2,480
Hillsborough County Util. Rev. 5% 8/1/05 (AMBAC Insured)	Aaa	4,000	4,223
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/06 (MBIA Insured)	Aaa	2,640	2,856
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.5% 11/15/08	BBB-	1,000	999
5.75% 11/15/12	BBB-	1,800	1,778
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Palm Beach County School District:
5% 8/1/04 (MBIA Insured) (b)	Aaa	$ 10,000	$ 10,346
5% 8/1/05 (MBIA Insured) (b)	Aaa	5,000	5,185
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 6% 4/1/10 (AMBAC Insured) (d)	Aaa	2,000	2,173
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/04 (AMBAC Insured) (b)	Aaa	1,850	1,927
Tampa Florida Guaranteed Entitlement Rev.:
6% 10/1/05 (AMBAC Insured)	Aaa	1,500	1,631
6% 10/1/06 (AMBAC Insured)	Aaa	1,945	2,129
Tampa Wtr. & Swr. Rev.:
5% 10/1/04 (FSA Insured) (b)	Aaa	1,755	1,822
5% 10/1/05 (FSA Insured) (b)	Aaa	1,845	1,913
Univ. Athletic Assoc., Inc. Athletic Prog. Rev. Series 2001, 3%, tender 10/1/04, LOC Suntrust Banks of, Inc. (c)	Aa3	7,000	6,922
			52,952
Georgia - 2.0%
Athens-Clarke County Unified Govt. Wtr. & Swr. Rev.:
4% 1/1/05	Aa2	850	865
4% 1/1/06	Aa2	2,485	2,516
Atlanta Arpt. Rev. Series 2000 B, 5.625% 1/1/09 (FGIC Insured) (d)	Aaa	1,620	1,709
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	Aaa	1,300	1,378
Columbus Wtr. & Swr. Rev. 5% 5/1/05 (FSA Insured) (b)	Aaa	4,405	4,575
Dalton Bldg. Auth. Rev. Series 2001, 5% 7/1/04	Aa3	5,150	5,397
Georgia Gen. Oblig.:
Series 1993 A, 7.45% 1/1/09	Aaa	2,880	3,421
Series 1998 B, 5.75% 7/1/04	Aaa	5,645	6,026
Series B, 5% 7/1/04	Aaa	3,190	3,348
			29,235
Hawaii - 2.1%
Hawaii Arpts. Sys. Rev.:
Series 2001:
5.5% 7/1/05 (FGIC Insured) (d)	Aaa	3,000	3,154
5.5% 7/1/06 (FGIC Insured) (d)	Aaa	1,000	1,051
Third Series, 5.75% 7/1/08 (AMBAC Insured) (Pre-Refunded to 7/1/04 @ 102) (d)(e)	Aaa	2,275	2,463
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Hawaii - continued
Hawaii Gen. Oblig.:
Series 2001 CV:
5% 8/1/06 (FGIC Insured)	Aaa	$ 7,430	$ 7,798
5.5% 8/1/07 (FGIC Insured)	Aaa	10,060	10,769
Series 2001 CW, 5.5% 8/1/07 (FGIC Insured)	Aaa	2,375	2,542
Series CN, 5.25% 3/1/12 (FGIC Insured)	Aaa	2,880	2,972
			30,749
Idaho - 0.6%
Cassia & Twin Falls Counties Joint School District #151:
5.5% 8/1/13 (FGIC Insured)	Aaa	1,595	1,690
5.5% 8/1/14 (FGIC Insured)	Aaa	1,695	1,787
Idaho Falls Gen. Oblig. 0% 4/1/05 (FGIC Insured)	Aaa	6,000	5,323
			8,800
Illinois - 7.3%
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	Aaa	1,000	1,070
Series A, 5.5% 1/1/08 (MBIA Insured)	Aaa	3,000	3,194
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.5% 12/1/13	Aa1	11,990	12,723
Chicago Midway Arpt. Rev.:
Series 2001 B, 5% 1/1/08 (FSA Insured)	Aaa	1,250	1,295
Series A, 5.5% 1/1/29 (MBIA Insured)	Aaa	4,000	4,039
Series B:
6% 1/1/09 (MBIA Insured) (d)	Aaa	2,000	2,118
6.125% 1/1/12 (MBIA Insured) (d)	Aaa	2,740	2,883
Chicago O'Hare Int'l. Arpt. Rev.:
(Gen. Arpt. Proj.) Series A, 6.25% 1/1/08 (AMBAC Insured) (d)	Aaa	9,820	10,616
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (d)	Aaa	10,000	10,346
Cook County Cmnty. Unit School District #401 Elmwood Park 0% 12/1/10 (FSA Insured)	Aaa	3,275	2,137
Cook County High School District #201 J. Sterling Mortan Tpk. 0% 12/1/11 (FGIC Insured)	Aaa	4,275	2,633
Du Page Wtr. Commission Series 2001, 5% 3/1/03	Aaa	3,400	3,498
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2000, 5.85% 2/1/07 (d)	BBB	$ 2,500	$ 2,597
Illinois Gen. Oblig. First Series, 5.25% 8/1/05 (MBIA Insured)	Aa2	8,275	8,769
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 7% 5/15/22	A3	5,000	5,225
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.6% 10/1/16	A2	2,600	2,575
(Riverside Health Sys. Proj.) 6.8% 11/15/20	A3	2,755	2,853
Illinois Sales Tax Rev. Series W, 5% 6/15/13	Aa2	3,430	3,456
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	Aaa	3,000	3,171
Lake County Cmnty. Unit School District #60 Waukegan:
Series C:
0% 12/1/13 (FSA Insured)	Aaa	5,590	3,048
0% 12/1/14 (FSA Insured)	Aaa	5,180	2,660
0% 12/1/15 (FSA Insured)	Aaa	3,810	1,831
Series D:
0% 12/1/09 (FSA Insured)	Aaa	3,480	2,398
0% 12/1/10 (FSA Insured)	Aaa	3,380	2,205
Lake County Forest Preservation District 0% 12/1/04	Aa1	5,850	5,320
Rolling Meadows Multi-Family Mtg. Rev. (Woodfield Garden Apts. Proj.) 7.75% 2/1/04, LOC Banque Paribas	AA-	5,000	5,212
			107,872
Indiana - 2.0%
Indiana Bond Bank 5% 2/1/05 (AMBAC Insured)	Aaa	2,000	2,090
Indianapolis Resource Recovery Rev. (Ogden Martin Sys., Inc. Proj.):
6.75% 12/1/04 (AMBAC Insured)	Aaa	3,520	3,862
6.75% 12/1/05 (AMBAC Insured)	Aaa	8,185	9,092
Indianapolis Thermal Energy Sys. Series 2001 A, 5.5% 10/1/16 (MBIA Insured)	Aaa	5,000	5,199
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	A3	9,000	8,822
			29,065
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Iowa - 0.2%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	A1	$ 3,000	$ 2,748
Kansas - 2.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.):
Series 1998 A, 3.25%, tender 8/30/02 (c)	A2	16,250	16,357
Series 1998 D, 3.25%, tender 8/30/02 (c)	A2	5,000	5,033
Kansas City Util. Sys. Rev.:
0% 3/1/04 (AMBAC Insured)	Aaa	3,735	3,488
0% 3/1/04 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	5,015	4,688
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/10 (MBIA Insured)	Aaa	2,230	2,307
5.25% 12/1/11 (MBIA Insured)	Aaa	1,805	1,864
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (c)	A1	2,200	2,205
			35,942
Kentucky - 1.6%
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.):
Series 2001 B, 5% 8/1/08 (FSA Insured)	Aaa	1,540	1,609
Series 2001 C, 5% 8/1/04 (FSA Insured)	Aaa	3,090	3,244
Series A, 5.5% 8/1/11 (FSA Insured)	Aaa	1,440	1,543
Series 2001 D, 5.5% 8/1/08 (FSA Insured) (b)	Aaa	1,500	1,609
5.5% 9/1/11	Aa3	6,030	6,428
5.5% 9/1/12	Aa3	4,975	5,263
Kentucky Tpk. Auth. Econ. Dev. Road Rev. (Revitalization Proj.) Series A, 5.5% 7/1/12 (AMBAC Insured)	Aaa	3,865	4,164
			23,860
Louisiana - 0.8%
New Orleans Gen. Oblig. 0% 9/1/05 (AMBAC Insured)	Aaa	13,500	11,751
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Maine - 0.4%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (FGIC Insured)	Aaa	$ 3,210	$ 3,352
6% 7/1/14 (MBIA Insured) (Pre-Refunded to 7/1/04 @ 102) (e)	Aaa	2,090	2,284
			5,636
Massachusetts - 4.3%
Massachusetts Bay Trans. Auth. Series 2000 A, 5.75% 7/1/18	Aa1	3,000	3,146
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
6.375% 8/1/14	A2	1,315	1,418
6.375% 8/1/15	A2	2,460	2,637
6.375% 8/1/16	A2	2,570	2,740
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev. Series B Issue E, 6% 1/1/12 (AMBAC Insured) (d)	Aaa	3,255	3,392
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/11	Aa3	4,000	4,354
Massachusetts Gen. Oblig. (Consolidated Ln. Prog.) Series B, 6% 6/1/14 (Pre-Refunded to 6/1/10 @ 100) (e)	Aa2	5,000	5,572
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	5,295	5,372
(Waltham-Weston Hosp. & Med. Ctr. Proj.) Series B, 8% 7/1/02 (Escrowed to Maturity) (e)	Baa3	600	619
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/04	A+	10,800	9,907
0% 8/1/05	A+	5,100	4,459
0% 8/1/07	A+	5,800	4,548
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. (Stony Brook Intermediate Proj.) Series A, 5% 7/1/04 (MBIA Insured)	Aaa	4,330	4,526
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	Aaa	8,770	9,076
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	Aaa	$ 25	$ 26
Univ. of Lowell Bldg. Auth. Rev. Fifth Series A, 6.75% 11/1/05 (AMBAC Insured)	Aaa	1,705	1,909
			63,701
Michigan - 4.2%
Chelsea School District 6% 5/1/15 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (e)	Aaa	1,525	1,671
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	A	22,300	22,311
Detroit Gen. Oblig. Series A, 6.8% 4/1/15 (Pre-Refunded to 4/1/05 @ 101) (e)	Aaa	1,315	1,471
Detroit Swr. Disp. Rev. Series 2001 D1, 5.5%, tender 7/1/08 (c)	Aaa	10,000	10,655
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.75% 7/1/28 (FGIC Insured)	Aaa	2,400	2,519
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (d)	Aaa	8,915	8,945
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	A1	8,000	7,290
(Mercy Health Svcs. Proj.) Series Q, 6% 8/15/09 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,195	1,297
Michigan Muni. Bond Auth. Rev. Series G, 6.3% 11/1/05 (AMBAC Insured)	Aaa	370	406
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.) Series A, 5.55% 9/1/29 (MBIA Insured) (d)	Aaa	1,500	1,509
West Ottawa Pub. School District 0% 5/1/15 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 49.088) (e)	Aaa	10,000	4,357
			62,431
Minnesota - 1.0%
Osseo Independent School District #279 Series B, 5% 2/1/13	Aa1	2,445	2,491
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	AA	11,750	11,782
			14,273
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Mississippi - 0.3%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.45% 3/1/10 (d)	A2	$ 3,800	$ 3,950
Missouri - 0.3%
Missouri Envir. Impt. & Energy Resource Auth. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1993, 3.9%, tender 9/1/04 (c)	A1	2,500	2,506
Missouri Highways & Trans. Commisson State Road Rev. Series 2001 A, 5.625% 2/1/13	Aa2	2,370	2,536
			5,042
Nebraska - 0.7%
American Pub. Energy Agcy. Nebraska Gas Supply Rev. (Nebraska Pub. Gas Agcy. Proj.) Series A:
5% 6/1/07 (AMBAC Insured)	Aaa	1,000	1,020
5.25% 6/1/11 (AMBAC Insured)	Aaa	2,300	2,331
Nebraska Pub. Pwr. District Rev. Series A, 5.25% 1/1/04 (MBIA Insured)	Aaa	7,000	7,300
			10,651
Nevada - 0.5%
Clark County School District Series B, 0% 3/1/05 (FGIC Insured)	Aaa	6,195	5,501
Nevada Gen. Oblig. (Colorado River Commission Proj.) 5.375% 10/1/09 (FSA Insured) (b)	Aaa	2,415	2,510
			8,011
New Hampshire - 0.4%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/06 (AMBAC Insured) (b)	Aaa	1,790	1,868
5.25% 7/1/07 (AMBAC Insured) (b)	Aaa	1,880	1,949
New Hampshire Higher Edl. & Health Facilities Auth. Rev. (Frisbie Memorial Hosp. Proj.) 5.7% 10/1/04	A3	2,625	2,713
			6,530
New Jersey - 0.8%
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) Series C:
6.55% 7/1/03	A3	2,200	2,280
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New Jersey - continued
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) Series C: - continued
6.8% 7/1/05	A3	$ 3,500	$ 3,629
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured) (b)	Aaa	5,000	5,418
			11,327
New Mexico - 0.5%
Albuquerque Arpt. Rev. 6.5% 7/1/07 (AMBAC Insured) (d)	Aaa	1,400	1,542
Farmington Poll. Cont. Rev. (Tucson Gas & Elec. Co. Proj.) Series A, 6.1% 1/1/08 (MBIA Insured)	Aaa	1,185	1,187
New Mexico Edl. Assistance Foundation Sr. Series A3, 4.95% 3/1/09 (b)(d)	Aaa	2,000	1,966
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 7.05% 3/1/10 (d)	Aaa	3,035	3,206
			7,901
New York - 6.3%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured)	Aaa	1,000	972
Series A:
5.625% 7/1/27 (MBIA Insured)	Aaa	2,000	2,037
6% 7/1/24	Baa1	19,915	20,994
Series B, 4.875% 7/1/18 (FGIC Insured)	Aaa	1,000	962
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	1,300	1,280
Series E, 5.625% 7/1/08 (AMBAC Insured)	Aaa	7,305	7,893
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured)	Aaa	4,100	3,969
5% 4/1/29 (FSA Insured)	Aaa	4,385	4,191
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13	A3	1,700	1,849
(Trans. Facilities Proj.):
Series 7:
5.2% 7/1/04	A3	5,280	5,559
5.625% 7/1/16	A3	2,495	2,580
Series P, 5.75% 7/1/15	A3	2,500	2,617
Metro. Trans. Auth. Trans. Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17	A3	1,400	1,401
5.375% 7/1/21 (FSA Insured)	Aaa	1,605	1,611
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Metro. Trans. Auth. Trans. Facilities Rev.: - continued
Series A, 4.75% 7/1/21 (MBIA Insured)	Aaa	$ 2,555	$ 2,371
Series B, 4.75% 7/1/26 (FGIC Insured)	Aaa	1,500	1,367
Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	1,000	987
Series C, 4.75% 7/1/16 (FSA Insured)	Aaa	1,000	960
New York City Gen. Oblig.:
Series B, 7.5% 2/1/05	A2	2,030	2,068
Series C:
6.4% 8/1/03	A2	3,000	3,109
6.5% 8/1/07	A2	1,630	1,689
Series H:
7% 2/1/06	A2	240	244
7% 2/1/06 (Pre-Refunded to 2/1/02 @ 101.5) (e)	Aaa	120	122
Series J, 5.875% 2/15/19	A2	4,000	4,107
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.):
Series B, 5.75% 7/1/06	A3	1,080	1,171
Series C, 7.5% 7/1/10	A3	2,500	2,918
(New York & Presbyterian Hosp. Proj.) 4.4% 8/1/13 (AMBAC Insured)	Aaa	1,745	1,775
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (State Wtr. Revolving Funds Prog.) Series F:
4.875% 6/15/18	Aaa	1,900	1,828
4.875% 6/15/20	Aaa	3,600	3,421
5% 6/15/15	Aaa	1,800	1,804
New York State Urban Dev. Corp. Rev. (Correctional Cap. Facilities Proj.) Series A, 6.4% 1/1/04	A3	1,785	1,902
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12	Aa3	3,000	3,320
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured)	Aaa	1,000	1,043
			94,121
New York & New Jersey - 0.5%
Port Auth. New York & New Jersey 120th Series, 5.75% 10/15/13 (MBIA Insured) (d)	Aaa	7,620	7,970
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
North Carolina - 3.0%
Mecklenburg County Gen. Oblig. Series D, 4% 2/1/08	Aaa	$ 2,200	$ 2,191
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	Aaa	2,000	2,277
Series A, 5.75% 1/1/26	Baa3	1,000	975
Series B:
5.625% 1/1/03	Baa3	1,000	1,028
5.875% 1/1/21 (MBIA Insured)	Aaa	5,800	6,082
6% 1/1/06	Baa3	5,250	5,545
6% 1/1/14	Baa3	2,900	2,944
6.125% 1/1/09	Baa3	2,065	2,188
Series C:
5.25% 1/1/04	Baa3	9,340	9,590
5.5% 1/1/07	Baa3	500	516
5.5% 1/1/07 (MBIA Insured)	Aaa	2,340	2,483
Series D, 6% 1/1/09	Baa3	4,050	4,262
North Carolina Edl. Facilities Fin. Agcy. Rev. (Elon College Proj.) 6.375% 1/1/07 (AMBAC Insured)	AAA	1,000	1,023
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 1992, 7.25% 1/1/07	Baa1	1,300	1,439
5.9% 1/1/03	Baa1	2,700	2,783
			45,326
Ohio - 1.2%
Bowling Green Univ. Gen. Receipts 5.75% 6/1/13 (FGIC Insured)	Aaa	1,125	1,209
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series C, 6.2% 7/1/03 (d)	Aaa	805	812
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.):
5.75% 4/15/02	-	1,030	1,040
5.9% 4/15/04	-	500	515
6% 4/15/09	-	4,500	4,563
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	Aaa	2,000	2,022
Indian Hill Exempt Village School District Hamilton County 5.5% 12/1/16	Aa1	1,060	1,101
Lake County Hosp. Impt. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) 6.875% 8/15/11 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	3,800	4,363
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Ohio - continued
Ohio Tpk. Commission Tpk. Rev. Series A, 5.6% 2/15/12 (MBIA Insured) (Pre-Refunded to 2/15/06 @ 102) (e)	Aaa	$ 1,250	$ 1,370
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/22	A-	1,500	1,537
			18,532
Oklahoma - 0.8%
Grand River Dam Auth. Rev. 6.25% 6/1/11 (AMBAC Insured)	Aaa	2,000	2,254
Midwest City Muni. Auth. Cap. Impt. Rev. 5.5% 6/1/10 (FSA Insured)	Aaa	3,700	3,925
Tulsa Indl. Auth. Hosp. Rev. (Tulsa Reg'l. Med. Ctr. Proj.) 7% 6/1/06 (Pre-Refunded to 6/1/03 @ 102) (e)	AAA	1,415	1,501
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	Aaa	4,000	4,148
			11,828
Oregon - 0.4%
Jackson County School District #009 Eagle Point 5.625% 6/15/16	Aa2	2,040	2,145
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/14	Aa3	1,520	1,632
5.75% 8/1/17	Aa3	1,950	2,061
			5,838
Pennsylvania - 2.7%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	Aaa	2,000	2,099
Allegheny County Hosp. Dev. Auth.:
(Health Ctr.-UPMC Health Sys. Proj.) Series B, 5.25% 7/1/06 (MBIA Insured)	Aaa	3,085	3,268
(UPMC Health Sys. Proj.) Series 1999 B, 4.55% 12/15/10 (AMBAC Insured)	Aaa	1,330	1,318
Canon-McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	1,400	1,452
Delaware County Gen. Oblig. 0% 11/15/03	Aa3	5,500	5,231
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A:
6.125% 11/1/21 (d)	A3	1,300	1,284
6.5% 11/1/16 (d)	A3	1,100	1,140
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	A+	$ 4,000	$ 4,047
Pennsylvania State Univ. 5% 3/1/08	Aa2	8,025	8,377
Philadelphia Gas Works Rev. 14th Series A, 6.375% 7/1/26	Baa2	1,900	1,885
Philadelphia School District Series 2000 A, 5.75% 2/1/13 (FSA Insured)	Aaa	2,650	2,854
Philadelphia Wtr. & Wastewtr. Rev. 5.5% 6/15/03 (FGIC Insured)	Aaa	3,300	3,443
Wilkens Area Indl. Dev. Auth. Rev. (Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	3,735	3,782
			40,180
South Carolina - 0.7%
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	A	2,000	2,102
South Carolina Jobs Econ. Dev. Auth. Econ. Dev. Rev. (Waste Mgmt., Inc. Proj.) 4.1%, tender 11/1/04 (c)(d)	BBB	3,000	2,940
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.125% 12/15/15	Baa2	5,500	5,823
			10,865
South Dakota - 0.5%
Minnehaha County Gen. Oblig.:
5.625% 12/1/16	Aa2	2,000	2,088
5.625% 12/1/17	Aa2	2,115	2,200
5.625% 12/1/18	Aa2	2,350	2,436
			6,724
Tennessee - 0.4%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A:
5.5% 2/15/03 (MBIA Insured) (d)	Aaa	2,405	2,475
6% 2/15/06 (MBIA Insured) (d)	Aaa	2,000	2,145
Shelby County Gen. Oblig. Series A, 0% 5/1/11 (Pre-Refunded to 5/1/05 @ 69.561) (e)	Aa3	2,200	1,356
			5,976
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - 20.1%
Alief Independent School District:
7% 2/15/03	Aaa	$ 1,125	$ 1,179
7% 2/15/04	Aaa	1,125	1,214
Allen Independent School District 0% 2/15/06	Aaa	1,370	1,158
Arlington Independent School District 0% 2/15/07	Aaa	1,570	1,255
Austin Gen. Oblig. 5.5% 9/1/14 (Pre-Refunded to 9/1/05 @ 100) (e)	Aaa	3,180	3,418
Austin Independent School District 5.7% 8/1/11	Aaa	1,070	1,129
Brazos Higher Ed. Auth., Inc. Student Ln. Rev. Series C1:
5.6% 6/1/03 (d)	Aaa	5,630	5,780
5.7% 6/1/04 (d)	Aaa	2,080	2,166
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series A, 4.8%, tender 4/1/03 (c)(d)	Baa1	11,000	11,028
Series D, 4.25%, tender 11/1/03 (c)(d)	Baa1	10,000	9,879
5.05%, tender 6/19/06 (c)(d)	Baa2	8,500	8,379
Brazosport Independent School District (School House Proj.) 5.4% 2/15/13	Aaa	1,290	1,321
Cedar Hill Independent School District:
0% 8/15/05	Aaa	2,830	2,468
0% 8/15/07	Aaa	1,465	1,153
Conroe Independent School District Lot B, 0% 2/15/07	Aaa	500	400
Cypress-Fairbanks Independent School District:
4.5% 2/15/07	Aaa	1,040	1,062
5.75% 2/15/08	Aaa	5,480	5,933
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/10 (AMBAC Insured)	Aaa	2,225	2,384
Dallas County Gen. Oblig. Series A:
0% 8/15/05	Aaa	7,125	6,214
0% 8/15/06	Aaa	6,700	5,550
0% 8/15/07	Aaa	3,605	2,819
Dallas Gen. Oblig. 5.8% 2/15/10 (Pre-Refunded to 2/15/04 @ 100) (e)	Aaa	5,000	5,311
Del Valle Independent School District:
5.5% 2/1/10	Aaa	1,275	1,362
5.5% 2/1/11	Aaa	1,350	1,440
Garland Independent School District:
Series A, 4% 2/15/17	Aaa	3,505	3,047
5.5% 2/15/12	Aaa	2,180	2,294
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Harris County Gen. Oblig. (Toll Road Proj.):
Series A, 0% 8/15/18 (AMBAC Insured) (Pre-Refunded to 8/15/09 @ 53.836) (e)	Aaa	$ 7,500	$ 2,839
0% 8/1/03	Aa1	12,570	12,052
0% 8/1/05	Aa1	16,275	14,216
0% 8/1/06	Aa1	13,000	10,786
0% 10/1/14 (MBIA Insured)	Aaa	8,530	4,375
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A:
5.625% 2/15/14	AA	2,500	2,571
5.625% 2/15/15	AA	2,680	2,726
Houston Arpt. Sys. Rev. (Automated People Mover Proj.) Series A, 5.375% 7/15/11 (FSA Insured) (d)	Aaa	3,300	3,368
Houston Gen. Oblig. 4.5% 3/1/03 (FSA Insured)	Aaa	9,840	10,051
Houston Independent School District Series A, 0% 8/15/11	Aaa	13,740	8,513
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/10 (AMBAC Insured)	Aaa	2,600	1,683
0% 12/1/11 (AMBAC Insured)	Aaa	2,750	1,679
Humble Independent School District:
0% 2/15/10	Aaa	2,320	1,561
8% 2/15/05	Aaa	820	927
Katy Independent School District Series A, 0% 2/15/07	Aaa	2,550	2,038
Keller Independent School District Series A, 0% 8/15/12	Aaa	1,590	927
La Joya Independent School District 5.75% 2/15/17	Aaa	2,200	2,306
Lamar Consolidated Independent School District 5.25% 2/15/14	Aaa	3,750	3,820
Laredo Gen. Oblig.:
5.125% 8/15/11 (FGIC Insured)	Aaa	2,225	2,299
5.25% 2/15/13 (FGIC Insured)	Aaa	1,335	1,357
Leander Independent School District:
7.5% 8/15/05	Aaa	600	681
7.5% 8/15/06	Aaa	800	926
7.5% 8/15/07	Aaa	800	938
Lewisville Independent School District 0% 8/15/08	Aaa	5,000	3,724
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Lower Colorado River Auth. Rev. 0% 1/1/09 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	$ 615	$ 445
Mansfield Independent School District:
5.5% 2/15/13	Aaa	1,575	1,652
5.5% 2/15/14	Aaa	2,280	2,373
5.5% 2/15/18	Aaa	1,000	1,020
5.5% 2/15/19	Aaa	1,105	1,125
Mesquite Independent School District 5.375% 8/15/11	Aaa	1,500	1,565
Midlothian Independent School District 0% 2/15/06	Aaa	1,905	1,610
Mount Pleasant Independent School District 5.5% 2/15/17	Aaa	1,010	1,036
North East Texas Independent School District:
7% 2/1/06	Aaa	2,700	3,029
7% 2/1/07	Aaa	2,850	3,236
Northside Independent School District:
0% 2/1/05	Aaa	6,155	5,479
5.5% 2/15/13	Aaa	2,310	2,423
5.5% 2/15/16	Aaa	1,000	1,028
Pearland Independent School District Series A, 5.875% 2/15/19	Aaa	1,000	1,051
Pflugerville Independent School District:
5.75% 8/15/14	Aaa	1,000	1,061
5.75% 8/15/17	Aaa	500	525
5.75% 8/15/19	Aaa	2,000	2,080
Red River Ed. Fin. Corp. Ed. Rev.:
(Hockaday School Proj.) 5.75% 5/15/19	AA	1,210	1,246
(Texas Christian Univ. Proj.) Series 2001, 3.25%, tender 3/1/04 (c)	Aa3	6,900	6,877
Richardson Independent School District 4.5% 2/15/03	Aaa	2,500	2,552
Rio Grande City Consolidated Independent School District:
5.875% 8/15/20	AAA	2,605	2,715
5.875% 8/15/22	AAA	2,925	3,036
Rockwall Independent School District 5.625% 2/15/11	Aaa	3,865	4,158
Round Rock Independent School District:
Series 2001 A:
5% 8/1/03	Aaa	1,000	1,037
5.5% 8/1/13	Aaa	1,940	2,039
5.5% 8/1/15	Aaa	1,510	1,560
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Round Rock Independent School District: - continued
Series B, 7% 8/1/03	Aaa	$ 1,325	$ 1,415
0% 2/15/07	Aaa	7,645	6,110
San Antonio Elec. & Gas Rev.:
Series B, 0% 2/1/06 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	17,500	14,939
5.75% 2/1/11 (Escrowed to Maturity) (e)	Aaa	1,410	1,542
San Antonio Independent School District 5.75% 8/15/11 (Pre-Refunded to 8/15/09 @ 100) (e)	Aaa	2,000	2,189
Socorro Independent School District 0% 9/1/04	Aaa	3,000	2,751
Spring Independent School District 0% 2/15/07	Aaa	5,900	4,715
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	1,250	1,159
Texas Gen. Oblig.:
(College Student Ln. Prog.) 5.8% 8/1/05 (d)	Aa1	2,350	2,387
(Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	Aa1	3,375	3,384
4.7% 8/1/05 (d)	Aa1	1,390	1,436
5% 8/1/09 (d)	Aa1	5,000	5,075
5.25% 8/1/09 (d)	Aa1	3,285	3,416
5.375% 8/1/10 (d)	Aa1	1,900	1,989
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	Aaa	4,000	4,229
Yselta Independent School District 0% 8/15/11	Aaa	1,100	682
			299,082
Utah - 1.0%
Box Elder County School District 5% 6/15/06	Aaa	3,650	3,838
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A, 6.5% 7/1/10 (AMBAC Insured)	Aaa	165	187
Series B, 5.75% 7/1/16 (MBIA Insured)	Aaa	1,000	1,053
Jordan County School District 7.625% 6/15/04	Aa1	1,000	1,107
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	Aaa	5,000	5,256
Salt Lake County Wtr. Conservancy District Rev. Series A, 0% 10/1/06 (AMBAC Insured)	Aaa	3,500	2,896
			14,337
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Virginia - 1.6%
Arlington County Indl. Dev. Auth. Resource Recovery Rev. (Alexandria/Arlington Waste Proj.) Series B, 5.375% 1/1/11 (FSA Insured) (d)	Aaa	$ 2,965	$ 3,109
Chesapeake Gen. Oblig. 6% 5/1/11	Aa2	2,400	2,579
Fairfax County Gen. Oblig. Series A 5.5% 6/1/03	Aaa	5,075	5,297
Pocahontas Parkway Assoc. Toll Road Rev. Sr. Series A, 5% 8/15/11	Baa3	4,500	3,997
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I:
5.75% 5/1/07 (d)	Aa1	1,380	1,453
5.85% 5/1/08 (d)	Aa1	1,370	1,451
Virginia Pub. School Auth. Issue VI, 5% 4/1/03	Aa2	6,000	6,190
			24,076
Washington - 9.3%
Cowlitz County Gen. Oblig. 5.5% 11/1/11 (FSA Insured)	Aaa	2,565	2,712
Energy Northwest Elec. Rev. (#1 Proj.) Series 2001 A, 5.5% 7/1/12 (FSA Insured)	Aaa	8,000	8,454
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Second Series B, 5.25% 1/1/14 (MBIA Insured) (d)	Aaa	1,235	1,250
King County Gen. Oblig. Series B:
5.75% 12/1/11	Aa1	6,000	6,483
5.85% 12/1/13	Aa1	13,480	14,495
Port of Seattle Rev.:
Series 2000 B, 5.5% 2/1/08 (MBIA Insured) (d)	Aaa	6,225	6,551
Series D, 5.75% 11/1/06 (FGIC Insured) (b)(d)	Aaa	3,660	3,811
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/08 (FSA Insured)	Aaa	6,475	6,897
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	Aaa	1,000	1,036
Thurston County School District #333:
Series B, 0% 12/1/11 (FGIC Insured)	Aaa	6,415	3,951
0% 12/1/12 (FGIC Insured)	Aaa	6,830	3,960
Washington Ctfs. of Prtn. (Convention & Trade Ctr. Proj.) 5% 7/1/10 (MBIA Insured)	Aaa	2,500	2,568
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Gen. Oblig.:
(Convention & Trade Ctr. Proj.) Series AT5, 0% 8/1/12 (MBIA Insured)	Aaa	$ 2,025	$ 1,194
Series R, 5.625% 9/1/05	Aa1	2,000	2,145
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	3,065	3,166
(Swedish Health Svcs. Proj.) 5.5% 11/15/12 (AMBAC Insured)	Aaa	3,000	3,132
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series 1997 B, 5.125% 7/1/13 (FSA Insured)	Aaa	9,500	9,573
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A:
5% 7/1/09 (MBIA Insured)	Aaa	5,000	5,080
5% 7/1/12 (FSA Insured)	Aaa	3,500	3,515
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B:
0% 7/1/04 (MBIA Insured)	Aaa	5,450	5,016
0% 7/1/05 (MBIA Insured)	Aaa	10,000	8,753
0% 7/1/07	Aa1	15,130	11,843
0% 7/1/10	Aa1	16,000	10,517
0% 7/1/10	Aa1	2,250	1,479
0% 7/1/12 (MBIA Insured)	Aaa	4,000	2,344
Series C, 7.5% 7/1/08 (MBIA Insured)	Aaa	6,940	8,122
			138,047
Wisconsin - 0.1%
Fond Du Lac School District:
5.75% 4/1/12 (FGIC Insured)	-	1,000	1,070
5.75% 4/1/14 (FGIC Insured)	-	1,000	1,058
			2,128
TOTAL MUNICIPAL BONDS (Cost $1,443,699)			1,485,585
Municipal Notes - 3.4%

Arizona - 0.9%
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.):
Series 1988, 4.3% tender 1/14/02, CP mode (d)	2,100	2,100
Series 2001, 2% tender 1/10/02, CP mode (d)	6,500	6,496
Municipal Notes - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993 E, 2% tender 1/10/02, CP mode (d)	$ 2,300	$ 2,299
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993, 2% tender 1/10/02, CP mode (d)	2,440	2,438
		13,333
Hawaii - 0.3%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) Series 1988 A, 4.3% tender 1/7/02, CP mode (d)	4,000	4,000
Illinois - 0.3%
Illinois Dev. Fin. Auth. Envir. Facilities Rev. (Citizens Communications Co. Proj.) Series 1997, 4.3% tender 1/7/02, CP mode (d)	3,800	3,800
Pennsylvania - 0.9%
Berks County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1996, 4.3% tender 1/7/02, CP mode (d)	2,900	2,900
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1988, 4.3% tender 1/14/02, CP mode (d)	10,500	10,500
		13,400
Washington - 1.0%
Seattle Muni. Lt. & Pwr. Rev. RAN 4.5% 3/28/03	15,000	15,334
TOTAL MUNICIPAL NOTES (Cost $49,675)		49,867
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,493,374)		1,535,452
NET OTHER ASSETS - (3.3)%		(48,492)
NET ASSETS - 100%		$ 1,486,960
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	80.2%	AAA, AA, A	75.8%
Baa	8.3%	BBB	11.7%
Ba	0.2%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	37.3%
Electric Utilities	19.8
Transportation	11.2
Health Care	11.0
Escrowed/Pre-Refunded	6.4
Education	5.3
Others* (individually less than 5%)	9.0
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $722,727,000 and $437,300,000, respectively.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,492,526,000. Net unrealized appreciation aggregated $42,926,000, of which $48,357,000 related to appreciated investment securities and $5,431,000 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $2,994,000 all of which will expire on December 31, 2008.

During the fiscal year ended December 31, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 12.51% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2001
Assets
Investment in securities, at value (cost $1,493,374) - See accompanying schedule		$ 1,535,452
Cash		6,386
Receivable for fund shares sold		1,646
Interest receivable		19,509
Other receivables		13
Total assets		1,563,006
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 68,083
Payable for fund shares redeemed	5,568
Distributions payable	1,780
Accrued management fee	432
Other payables and accrued expenses	183
Total liabilities		76,046
Net Assets		$ 1,486,960
Net Assets consist of:
Paid in capital		$ 1,447,337
Undistributed net investment income		1,045
Accumulated undistributed net realized gain (loss) on investments		(3,500)
Net unrealized appreciation (depreciation) on investments		42,078
Net Assets, for 151,037 shares outstanding		$ 1,486,960
Net Asset Value, offering price and redemption price per share ($1,486,960 ÷ 151,037 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2001
Investment Income Interest		$ 70,437
Expenses
Management fee	$ 4,917
Transfer agent fees	1,091
Accounting fees and expenses	328
Non-interested trustees' compensation	5
Custodian fees and expenses	24
Registration fees	146
Audit	37
Legal	10
Miscellaneous	4
Total expenses before reductions	6,562
Expense reductions	(1,070)	5,492
Net investment income		64,945
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		9,516
Change in net unrealized appreciation (depreciation) on investment securities		(3,932)
Net gain (loss)		5,584
Net increase (decrease) in net assets resulting from operations		$ 70,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 64,945	$ 55,326
Net realized gain (loss)	9,516	(3,213)
Change in net unrealized appreciation (depreciation)	(3,932)	46,575
Net increase (decrease) in net assets resulting from operations	70,529	98,688
Distributions to shareholders From net investment income	(65,192)	(55,057)
Share transactions Net proceeds from sales of shares	594,685	344,753
Reinvestment of distributions	44,796	38,803
Cost of shares redeemed	(373,822)	(274,091)
Net increase (decrease) in net assets resulting from share transactions	265,659	109,465
Redemption fees	17	-
Total increase (decrease) in net assets	271,013	153,096
Net Assets
Beginning of period	1,215,947	1,062,851
End of period (including undistributed net investment income of $1,045 and $1,275, respectively)	$ 1,486,960	$ 1,215,947
Other Information Shares
Sold	59,951	36,242
Issued in reinvestment of distributions	4,518	4,075
Redeemed	(37,720)	(28,934)
Net increase (decrease)	26,749	11,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.780	$ 9.410	$ 9.980	$ 9.940	$ 9.700
Income from Investment Operations Net investment income	.456 B, D	.478 B	.460 B	.474	.485
Net realized and unrealized gain (loss)	.073 D	.368	(.561)	.097	.290
Total from investment operations	.529	.846	(.101)	.571	.775
Less Distributions
From net investment income	(.459)	(.476)	(.466)	(.474)	(.485)
From net realized gain	-	-	-	(.057)	(.050)
In excess of net realized gain	-	-	(.003)	-	-
Total distributions	(.459)	(.476)	(.469)	(.531)	(.535)
Redemption fees added to paid in capital	.000	-	-	-	-
Net asset value, end of period	$ 9.850	$ 9.780	$ 9.410	$ 9.980	$ 9.940
Total Return A	5.48%	9.26%	(1.06)%	5.89%	8.23%
Ratios to Average Net Assets C
Expenses before expense reductions	.46%	.50%	.48%	.50%	.55%
Expenses net of voluntary waivers, if any	.46%	.50%	.48%	.50%	.55%
Expenses net of all reductions	.39%	.49%	.48%	.50%	.55%
Net investment income	4.60% D	5.03%	4.72%	4.58%	4.97%
Supplemental Data
Net assets, end of period (in millions)	$ 1,487	$ 1,216	$ 1,063	$ 1,154	$ 915
Portfolio turnover rate	32%	19%	21%	18%	22%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income to average net assets would have been 4.57%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. There were no significant book-to-tax differences.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $594,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $357,000; decrease net unrealized appreciation/depreciation by $282,000; and decrease net realized gain (loss) by $75,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the total annual management fee rate was .35% of average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $36,000 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $24,000, $874,000 and $172,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Intermediate Municipal Income's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1976

President of Spartan Intermediate Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Spartan Intermediate Municipal Income. He Serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (53)

Year of Election or Appointment: 2001

Vice President of Spartan Intermediate Municipal Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Christine J. Thompson (43)

Year of Election or Appointment: 2000

Vice President of Spartan Intermediate Municipal Income and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Spartan Intermediate Municipal Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Spartan Intermediate Municipal Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Intermediate Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1997

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
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New Markets Income

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Annual Report

December 31, 2001

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Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® New Markets Income	6.65%	52.10%	169.03%
JP EMBI Global	1.36%	42.59%	n/a*
Emerging Markets Debt Funds Average	11.53%	26.07%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Global - a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The J.P. EMBI Global currently covers 31 emerging market countries. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 51 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity New Markets Income	6.65%	8.75%	12.10%
JP EMBI Global	1.36%	7.35%	n/a*
Emerging Markets Debt Funds Average	11.53%	4.51%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $26,903 - a 169.03% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The J.P. Morgan Emerging Markets Bond Index Global does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $30,163 - a 201.63% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Performance - continued

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	21.39¢ A	66.10¢	120.72¢
Annualized dividend rate	22.90% A	11.95%	10.70%
30-day annualized yield	9.02%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $11.00 over the past one month, $10.97 over the past six months and $11.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A The past month dividends per share include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

At first glance, the 1.36% return of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global doesn't appear that stellar, although it far outshines the performance of most global equity indexes for the 12-month period ending December 31, 2001. But what's remarkable is that 30 of the 31 countries in the index far exceeded the benchmark's 1.36% gain - from the Ukraine's 57.12% advance to the Dominican Republic's 2.40% return. So why, then, is the benchmark's overall return so relatively low? In a word, Argentina. The second-largest country weighting in the index at approximately 17% of net assets on average during the period - trailing only Brazil at about 19% - Argentinean debt declined nearly 67% in 2001. Plagued by its fourth straight year of economic recession, worries about potential currency devaluation, rising debt obligations and waning investor confidence, Argentina's president resigned and the government was forced into default. On the opposite end of the performance spectrum, Russia - one of the largest country weightings in the EMBI Global - continued its recent dominance, outperforming all other emerging markets on an absolute basis with the exception of the Ukraine, which represented less than 1% of the index. South Korea also had a solid year, thanks to strong domestic growth and a resurgence in semiconductor exports to the U.S.

(Portfolio Manager photograph)
An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund

Q. How did the fund perform, John?

A. The fund did well against its benchmark index, but not as well relative to its peer group. For the 12-month period that ended December 31, 2001, the fund posted a gain of 6.65%. The J.P. Morgan Emerging Markets Bond Index Global returned 1.36%, while the emerging markets debt funds average, as tracked by Lipper Inc., returned 11.53% for the same time period.

Q. Why did the fund surpass the index, but not the peer group average?

A. One of the most important and successful strategies was to underweight Argentina versus the index throughout the year. The country's economic and political woes continued to escalate during the year, culminating in a debt default late in the fourth quarter. This event followed the resignations of both Economy Minister Domingo Cavallo and President Fernando de la Rua. Argentina's third president within a week - Adolfo Rodriguez Saa - declared a moratorium on the country's debt obligations amid protests over the ever-worsening recession, a partial freeze on bank withdrawals and the announcement of an effective end to the convertibility regime, which had fixed the value of the Argentine peso to the U.S. dollar for more than a decade. It remains to be seen whether the new regime will be able to pull the country out of this difficult position. While I maintained the underweighted position during all of 2001, many of my peers took more aggressive bets against the index by underweighting Argentina even more significantly.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors contributed to the fund's performance?

A. Russia was a top contributor as it continued to implement structural reforms, build up international reserves - due to sizable trade surpluses - and move closer to a resolution on Soviet-era debt. The country benefited from increased oil exports as well, as it ramped up production and increased market share. Also contributing to the fund were overweighted positions in Colombia, Turkey, Nigeria and Ecuador. Turkey started the year off poorly when a banking crisis led to a devaluation of its currency, which precipitated political infighting and a declining economy. However, the resolution of the political crisis and some progress on reforms and assistance from the International Monetary Fund boosted its bonds during the remainder of the year. Colombia experienced some stability on the economic and political fronts, but the primary driver of its positive debt performance was that local pension funds became major buyers of government dollar-denominated bonds. Nigerian debt performed well largely due to the lack of progress the country made in restructuring its official debt, which investors feared could lead to a disadvantageous restructuring for private bondholders. In Ecuador, there was better-than-expected news regarding economic growth, inflation and banking reforms, all of which contributed to the country's continued rebound from default in 1999.

Q. What areas detracted from performance?

A. The fund's underweighted positions in South Korea, Malaysia and China detracted from performance, especially in the third quarter. Their bonds are typically high-quality, investment-grade securities, and they benefited from strong demand among local investors, in addition to falling interest rates in the U.S. As the interest rates on U.S. Treasuries fell, investors sought out high-quality credits that would provide higher returns. This trend became more pronounced after September 11 because investors moved away from riskier investments, to the benefit of higher-grade bonds in the countries that I mentioned previously. Despite the reversal of this trend in the fourth quarter, the securities of those countries performed very well for the one year period.

Q. John, what's your outlook?

A. I remain cautious. Global trade and capital flows were the positive catalysts that helped emerging markets recover from several crises in the 1990s, but they are notably weak in the current environment. The continued economic slump in the U.S. and other developed countries has had a negative impact on demand for the goods that emerging countries export - mostly commodities - and it has slowed the flows of direct investment to emerging-markets countries. As a result, I have positioned the fund toward countries that are able to generate demand internally, either through fiscal or monetary stimuli. I'm also continuing to look for countries that have a strong balance of payments position on their debt, limited capital markets needs and a healthy level of international reserves.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks current income; as a secondary objective, the fund may seek capital appreciation

Fund number: 331

Trading symbol: FNMIX

Start date: May 4, 1993

Size: as of December 31, 2001, more than $298 million

Manager: John Carlson, since 1995; manager, Fidelity Emerging Markets Fund, since 2001; Fidelity International Bond Fund, since 1998; Fidelity Advisor Emerging Markets Income Fund, since 1995; joined Fidelity in 1995

3

John Carlson talks about limited financial contagion:

"Argentina experienced serious political and economic problems throughout 2001. In fact, late in the year, after going through a series of presidents, the country defaulted on its debt and enacted a partial freeze on bank withdrawals. Thus far, however, the crisis has been largely limited to Argentina. In fact, in 2001 every country in the J.P. Morgan Emerging Markets Bond Index Global, with the exception of Argentina, registered positive gains.

"In the 1990s, a crisis taking place in one particular nation often spread quickly to infect neighboring countries, nations with close economic connections or, sometimes, all emerging-markets countries. In 1997, Thailand's economic crisis triggered what became known as the ´Asian contagion,' as many countries tumbled in a chain reaction of devaluations and economic calamity. Another example is the 1998 Russian debt default, which resulted in another bout of global financial turmoil.

"In 2001, Brazil's financial markets and currency initially declined in anticipation that its close economic ties with Argentina would pull it toward a similar fate. However, that was not the case as Brazil rallied during the fourth quarter and ended the year with positive returns. This can be viewed as positive news for emerging-markets debt since it signifies that investors are doing a better job of differentiating among emerging-markets countries."

Annual Report

Investment Changes

Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	19.1	15.3
Mexico	18.1	8.4
Russia	17.9	17.5
Philippines	4.6	2.3
Korea (South)	4.1	0.3

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Russian Federation	17.0	16.0
Brazilian Federative Republic	12.6	13.0
United Mexican States	12.2	4.7
Philippine Government	4.3	2.2
Ecuador Republic	4.0	3.2
	50.1
Asset Allocation (% of fund's net assets)
As of December 31, 2001	As of June 30, 2001
Corporate Bonds 12.5%	Corporate Bonds 7.7%
Government Obligations 69.5%	Government Obligations 79.9%
Stocks 6.1%	Stocks 0.8%
Other Investments 1.2%	Other Investments 0.5%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 11.1%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 12.5%
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Convertible Bonds - 0.5%
Korea (South) - 0.5%
Korea Deposit Insurance Corp. 2.5% 12/11/05 (h)	Baa2		$ 1,500,000	$ 1,509,000
Nonconvertible Bonds - 12.0%
Argentina - 0.1%
Mastellone Hermanos SA yankee 11.75% 4/1/08	Ca		820,000	246,000
Bermuda - 0.2%
APP China Group Ltd.:
14% 3/15/10 (d)(h)	Ca		1,855,000	250,425
14% 3/15/10 (Reg. S) (d)	Ca		2,295,000	309,825
TOTAL BERMUDA				560,250
Brazil - 3.3%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (h)	B1		95,000	95,238
11.25% 9/20/05 (Reg. S)	B1		1,415,000	1,418,538
12.207% 6/16/08 (i)	B1		6,495,000	5,959,163
Companhia Petrolifera Marlim: 12.25% 9/26/08 (Reg. S)	B1		860,000	868,600
12.25% 9/26/08 (h)	B1		1,480,000	1,494,800
TOTAL BRAZIL				9,836,339
Colombia - 0.4%
Comunicacion Celular SA 14.125% 3/1/05 (h)	B3		615,000	608,850
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		620,000	610,700
TOTAL COLOMBIA				1,219,550
Indonesia - 0.1%
APP International Finance (Mauritius) Ltd.:
0% 7/5/03 (d)(h)	Ca		4,420,000	309,400
0% 7/5/03 (Reg. S) (d)	Ca		1,335,000	93,450
TOTAL INDONESIA				402,850
Korea (South) - 1.7%
Hanvit Bank:
12.75% 3/1/10 (h)(i)	Ba2		350,000	389,375
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Nonconvertible Bonds - continued
Korea (South) - continued
Hanvit Bank: - continued
12.75% 3/1/10 (Reg. S) (i)	Ba2		$ 2,870,000	$ 3,192,875
Kia Motors Corp. 9.375% 7/11/06 (h)	Ba3		1,340,000	1,400,300
TOTAL KOREA (SOUTH)				4,982,550
Malaysia - 0.5%
Tenaga Nasional BHD 7.625% 4/1/11 (Reg. S)	Baa3		1,470,000	1,450,155
Mauritius - 0.1%
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (d)	Ca		1,300,000	247,000
Mexico - 5.2%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		1,045,000	820,325
Banco Nacional de Comercio Exterior SNC 11.25% 5/30/06	Baa3		510,000	590,325
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		695,000	656,775
Grupo Televisa SA de CV 8% 9/13/11 (h)	Baa3		785,000	785,000
Pemex Project Funding Master Trust:
8% 11/15/11 (h)	Baa2		1,360,000	1,363,400
8.5% 2/15/08	Baa2		1,550,000	1,612,000
9.125% 10/13/10	Baa2		1,510,000	1,600,600
Petroleos Mexicanos 9.25% 3/30/18	Baa2		4,740,000	4,929,600
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1		1,495,000	1,566,013
TFM SA de CV yankee 0% 6/15/09 (f)	B1		760,000	680,200
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		455,000	442,488
yankee 10.5% 2/15/07	B1		535,000	520,288
TOTAL MEXICO				15,567,014
Philippines - 0.3%
Philippine Long Distance Telephone Co.:
7.85% 3/6/07	Ba2		575,000	437,000
10.5% 4/15/09	Ba2		550,000	445,500
TOTAL PHILIPPINES				882,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Nonconvertible Bonds - continued
Thailand - 0.1%
Bangkok Bank Ltd. PCL 9.025% 3/15/29 (h)	Ba2		$ 370,000	$ 305,250
TOTAL NONCONVERTIBLE BONDS				35,699,458
TOTAL CORPORATE BONDS (Cost $40,654,222)				37,208,458
Government Obligations (j) - 69.5%

Argentina - 2.4%
Argentinian Republic:
BOCON 0% 4/1/07 (d)(i)	Ca		1,547,511	132,000
Brady:
floating rate bond 3.375% 3/31/05 (d)(i)	Ca		2,458,400	676,060
par L-GP 6% 3/31/23 (d)	Ca		5,480,000	2,356,400
Series BT07, 11.75% 5/21/03 (d)	Ca		1,025,000	307,500
Series BT08, 12.125% 5/21/05 (d)	Ca		1,045,000	334,400
7% 12/19/08 (d)(g)	Ca		6,250,000	1,687,500
9.75% 9/19/27 (d)	Ca		4,710,000	1,177,500
11.75% 6/15/15 (d)	Ca		635,000	168,275
12.375% 2/21/12 (d)	Ca		879,000	232,935
TOTAL ARGENTINA				7,072,570
Brazil - 12.6%
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14	B1		11,279,716	8,671,281
debt conversion bond 5.5% 4/15/12 (i)	B1		9,355,000	6,653,744
par Z-L 6% 4/15/24	B1		3,335,000	2,276,138
8.875% 4/15/24	B1		13,175,000	8,761,375
11% 8/17/40	B1		8,300,000	6,391,000
12.75% 1/15/20	B1		1,520,000	1,392,700
14.5% 10/15/09	B1		3,320,000	3,544,100
TOTAL BRAZIL				37,690,338
Bulgaria - 1.7%
Bulgarian Republic Brady:
discount A 4.5625% 7/28/24 (i)	B1		1,665,000	1,475,606
FLIRB A 4.5625% 7/28/12 (i)	B1		4,140,000	3,726,000
TOTAL BULGARIA				5,201,606
Government Obligations (j) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Chile - 0.3%
Chilean Republic 7.125% 1/11/12	Baa1		$ 945,000	$ 967,208
Colombia - 2.2%
Bogota Distrito Capital 9.5% 12/12/06 (h)	BB		1,615,000	1,610,963
Colombian Republic:
10% 1/23/12	Ba2		1,400,000	1,387,750
11.75% 2/25/20	Ba2		3,435,000	3,443,588
TOTAL COLOMBIA				6,442,301
Ecuador - 4.0%
Ecuador Republic:
5% 8/15/30 (g)(h)	Caa2		3,629,000	1,741,920
5% 8/15/30 (Reg. S) (g)	Caa2		11,495,000	5,517,600
12% 11/15/12 (h)	Caa2		2,224,000	1,651,320
12% 11/15/12 (Reg. S)	Caa2		4,125,000	3,062,813
TOTAL ECUADOR				11,973,653
Egypt - 0.3%
Arab Republic of Egypt 8.75% 7/11/11 (Reg. S)	Ba1		785,000	765,375
Guatemala - 0.5%
Guatemalan Republic 10.25% 11/8/11 (h)	Ba2		1,275,000	1,348,313
Ivory Coast - 0.3%
Ivory Coast:
Brady:
FLIRB A 2% 3/29/18 (d)(g)	-	FRF	14,665,000	284,095
past due interest 2% 3/29/18 (Reg. S) (d)(i)	-		945,250	146,514
FLIRB 2% 3/30/18 (Reg. S) (d)(i)	-		2,210,000	325,975
TOTAL IVORY COAST				756,584
Jamaica - 0.3%
Jamaican Government 11.75% 5/15/11 (h)	Ba3		800,000	826,000
Mexico - 12.2%
United Mexican States:
Brady:
par A 6.25% 12/31/19	Baa3		5,250,000	4,836,563
par B 6.25% 12/31/19	Baa3		4,240,000	3,906,100
8.125% 12/30/19	Baa3		1,240,000	1,207,760
8.3% 8/15/31	Baa3		9,245,000	9,060,100
8.375% 1/14/11	Baa3		7,505,000	7,786,438
Government Obligations (j) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Mexico - continued
United Mexican States: - continued
10.375% 2/17/09	Baa3		$ 1,325,000	$ 1,521,100
11.375% 9/15/16	Baa3		6,540,000	8,063,820
TOTAL MEXICO				36,381,881
Nigeria - 1.5%
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		2,500,000	1,668,750
promissory note 5.092% 1/5/10	-		3,884,239	2,766,558
warrants 11/15/20 (a)(k)	-		2,500	0
TOTAL NIGERIA				4,435,308
Pakistan - 0.2%
Pakistani Republic:
10% 12/13/05 (h)	Caa1		330,000	290,400
10% 12/13/05 (Reg. S)	Caa1		480,000	422,400
TOTAL PAKISTAN				712,800
Panama - 1.0%
Panamanian Republic:
8.875% 9/30/27	Ba1		1,025,000	943,000
9.625% 2/8/11	Ba1		1,360,000	1,387,200
10.75% 5/15/20	Ba1		705,000	750,825
TOTAL PANAMA				3,081,025
Peru - 0.5%
Peruvian Republic euro Brady FLIRB 4% 3/7/17 (i)	Ba3		1,995,000	1,416,450
Philippines - 4.3%
Philippine Government:
8.875% 4/15/08	Ba1		1,580,000	1,580,000
9.875% 1/15/19	Ba1		5,275,000	5,024,438
10.625% 3/16/25	Ba1		6,405,000	6,292,913
TOTAL PHILIPPINES				12,897,351
Poland - 0.8%
Polish Government:
Brady par 3.75% 10/27/24 (g)	Baa1		1,000,000	730,000
Government Obligations (j) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Poland - continued
Polish Government: - continued
0% 12/21/02	Baa1	PLN	3,340,000	$ 766,198
12% 6/12/02	Baa1	PLN	4,050,000	1,020,038
TOTAL POLAND				2,516,236
Russia - 17.9%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		1,255,000	1,276,963
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		834,510	675,953
Russian Federation:
5% 3/31/30 (g)(h)	Ba2		19,972,500	11,584,039
5% 3/31/30 (Reg. S) (g)	Ba2		14,835,000	8,604,300
8.25% 3/31/10 (h)	Ba2		2,919,120	2,554,230
8.25% 3/31/10 (Reg. S)	Ba2		990,000	866,250
8.75% 7/24/05 (Reg. S)	Ba2		2,385,000	2,373,075
9% 3/25/04	Ba2	DEM	2,410,000	1,120,802
10% 6/26/07	Ba2		8,612,000	8,482,820
11% 7/24/18 (Reg. S)	Ba2		5,197,000	4,989,120
11.75% 6/10/03 (Reg. S)	Ba2		1,397,000	1,491,298
12.75% 6/24/28 (Reg. S)	Ba2		7,917,000	8,550,360
Russian Federation Ministry of Finance Series IV, 3% 5/14/03	B3		1,025,000	928,906
TOTAL RUSSIA				53,498,116
Turkey - 3.3%
Turkish Republic:
11.75% 6/15/10	B1		2,859,000	2,808,968
11.875% 1/15/30	B1		5,695,000	5,538,388
12.375% 6/15/09	B1		1,375,000	1,392,188
TOTAL TURKEY				9,739,544
Ukraine - 0.9%
Ukraine Government:
10% 3/15/07 (Reg. S)	Caa1	EUR	1,283,100	1,066,971
11% 3/15/07 (Reg. S)	Caa1		1,569,800	1,510,933
TOTAL UKRAINE				2,577,904
Venezuela - 2.3%
Venezuelan Republic:
oil recovery rights 4/15/20 (k)	-		20,675	0
9.25% 9/15/27	B2		6,345,000	3,997,350
Government Obligations (j) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (e)	Value (Note 1)
Venezuela - continued
Venezuelan Republic: - continued
euro Brady:
par W-A 6.75% 3/31/20	B2		$ 2,990,000	$ 2,182,700
par W-B 6.75% 3/31/20	B2		1,140,000	832,200
TOTAL VENEZUELA				7,012,250
TOTAL GOVERNMENT OBLIGATIONS (Cost $199,095,066)				207,312,813
Common Stocks - 6.1%
	Shares
Brazil - 3.0%
Aracruz Celulose SA sponsored ADR	39,400	716,292
Companhia de Bebidas das Americas (AmBev) sponsored ADR	39,400	799,426
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	11,400	252,282
Telebras sponsored ADR (pfd holder)	177,800	7,112,000
TOTAL BRAZIL		8,880,000
China - 0.3%
Huaneng Power International, Inc. sponsored ADR	31,400	756,740
Hong Kong - 0.2%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	40,200	702,696
Korea (South) - 1.9%
Kookmin Bank sponsored ADR	20,882	812,310
Korea Electric Power Corp. sponsored ADR	31,400	287,310
Korea Telecom sponsored ADR	157,300	3,197,909
Pohang Iron & Steel Co. Ltd. sponsored ADR	33,000	759,000
SK Telecom Co. Ltd. sponsored ADR	33,000	713,460
TOTAL KOREA (SOUTH)		5,769,989
Mexico - 0.7%
Cemex SA de CV:
ADR (a)	3,775	7,928
sponsored ADR	69,000	1,704,300
Fomento Economico Mexicano SA de CV sponsored ADR	11,500	397,325
TOTAL MEXICO		2,109,553
TOTAL COMMON STOCKS (Cost $17,555,135)		18,218,978
Sovereign Loan Participations - 1.0%
Moody's Ratings (unaudited) (b)		Principal Amount (e)	Value (Note 1)
Algeria - 1.0%
Algerian Republic loan participation:
Series 1 - Deutsche Bank 5.8125% 9/4/06 (i)	-	$ 300,000	$ 274,500
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (i)	-	641,573	587,040
Series 1 - Salomon Brothers 5.8125% 9/4/06 (i)	-	550,000	503,250
Series 3 - Credit Suisse First Boston 5.8125% 3/4/10 (i)	-	1,200,000	1,035,000
Series 3 - Deutsche Bank 5.8125% 3/4/10 (i)	-	200,000	172,500
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (i)	-	508,224	438,343
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $2,948,514)			3,010,633
Money Market Funds - 9.3%
Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $27,822,822)	27,822,822	27,822,822
Purchased Options - 0.2%
Expiration Date/ Strike Price		Underlying Face Amount
Brazil - 0.2%
Salomon Brothers International, Ltd. Call Option on $14,400,000 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14 (Cost $422,029)	March 2002/ $76.25	$ 11,070,000	407,843
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $288,497,788)	293,981,547
NET OTHER ASSETS - 1.4%	4,305,282
NET ASSETS - 100%	$ 298,286,829
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
PLN	-	Polish zloty (new)
Legend
(a) Non-income producing
(b) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,118,223 or 10.1% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.7%
Baa	18.8%	BBB	1.8%
Ba	28.3%	BB	41.9%
B	25.1%	B	27.8%
Caa	5.6%	CCC	4.7%
Ca, C	3.1%	CC, C	0.0%
		D	2.5%
The percentage not rated by Moody's or S&P amounted to 2.8%. FMR has determined that unrated debt securities that are lower quality account for 2.8% of the total value of investment in securities.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $3,010,633 or 1.0% of net assets.
Purchases and sales of securities, other than short-term securities, aggregated $738,620,893 and $689,893,986, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $236 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $286,507,311. Net unrealized appreciation aggregated $7,474,236, of which $24,606,668 related to appreciated investment securities and $17,132,432 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $49,049,000 of which $31,677,000, $11,940,000 and $5,432,000 will expire on December 31, 2006, 2007 and 2009, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $10,556,000 of losses recognized during the period November 1, 2001 to December 31, 2001.
The percentage of dividends distributed during the fiscal year representing income derived from sources within foreign countries or possessions of the United States are 100% (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $288,497,788) - See accompanying schedule		$ 293,981,547
Cash		1,036,500
Receivable for investments sold		98,828
Receivable for fund shares sold		548,953
Dividends receivable		57,718
Interest receivable		6,328,568
Redemption fees receivable		865
Total assets		302,052,979
Liabilities
Payable for investments purchased	$ 2,229,059
Payable for fund shares redeemed	603,294
Distributions payable	630,401
Accrued management fee	167,366
Other payables and accrued expenses	136,030
Total liabilities		3,766,150
Net Assets		$ 298,286,829
Net Assets consist of:
Paid in capital		$ 349,488,922
Undistributed net investment income		3,862,071
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,551,277)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,487,113
Net Assets, for 27,332,679 shares outstanding		$ 298,286,829
Net Asset Value, offering price and redemption price per share ($298,286,829 ÷ 27,332,679 shares)		$10.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 230,813
Interest		36,672,374
		36,903,187
Less foreign taxes withheld		(18,412)
Total income		36,884,775
Expenses
Management fee	$ 1,984,785
Transfer agent fees	544,741
Accounting fees and expenses	176,706
Non-interested trustees' compensation	1,019
Custodian fees and expenses	97,471
Registration fees	37,778
Audit	66,282
Legal	3,526
Miscellaneous	1,864
Total expenses before reductions	2,914,172
Expense reductions	(18,417)	2,895,755
Net investment income		33,989,020
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(17,231,055)
Foreign currency transactions	(4,202)	(17,235,257)
Change in net unrealized appreciation (depreciation) on:
Investment securities	272,806
Assets and liabilities in foreign currencies	(23,571)	249,235
Net gain (loss)		(16,986,022)
Net increase (decrease) in net assets resulting from operations		$ 17,002,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 33,989,020	$ 23,194,898
Net realized gain (loss)	(17,235,257)	24,392,930
Change in net unrealized appreciation (depreciation)	249,235	(15,859,794)
Net increase (decrease) in net assets resulting from operations	17,002,998	31,728,034
Distributions to shareholders From net investment income	(31,463,811)	(23,404,605)
In excess of net investment income	-	(4,677,556)
Total distributions	(31,463,811)	(28,082,161)
Share transactions Net proceeds from sales of shares	123,399,641	105,811,520
Reinvestment of distributions	27,845,566	24,482,631
Cost of shares redeemed	(105,137,461)	(87,209,756)
Net increase (decrease) in net assets resulting from share transactions	46,107,746	43,084,395
Redemption fees	310,548	244,544
Total increase (decrease) in net assets	31,957,481	46,974,812
Net Assets
Beginning of period	266,329,348	219,354,536
End of period (including undistributed net investment income of $3,862,071 and $262,796, respectively)	$ 298,286,829	$ 266,329,348
Other Information Shares
Sold	10,859,459	9,091,702
Issued in reinvestment of distributions	2,492,433	2,122,426
Redeemed	(9,393,239)	(7,555,161)
Net increase (decrease)	3,958,653	3,658,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.390	$ 11.130	$ 8.990	$ 12.970	$ 12.960
Income from Investment Operations Net investment income B	1.306 D	1.092	.975	1.201	1.065
Net realized and unrealized gain (loss)	(.591) D	.452	2.162	(3.980)	1.105
Total from investment operations	.715	1.544	3.137	(2.779)	2.170
Less Distributions
From net investment income	(1.207)	(1.080)	(1.010)	(1.022)	(1.318)
In excess of net investment income	-	(.216)	-	-	-
From net realized gain	-	-	-	-	(.870)
Return of capital	-	-	-	(.195)	-
Total distributions	(1.207)	(1.296)	(1.010)	(1.217)	(2.188)
Redemption fees added to paid in capital	.012	.012	.013	.016	.028
Net asset value, end of period	$ 10.910	$ 11.390	$ 11.130	$ 8.990	$ 12.970
Total Return A	6.65%	14.38%	36.69%	(22.38)%	17.52%
Ratios to Average Net Assets C
Expenses before expense reductions	1.00%	1.00%	1.07%	1.13%	1.08%
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.07%	1.13%	1.08%
Expenses net of all reductions	.99%	.99%	1.07%	1.13%	1.08%
Net investment income	11.61% D	9.41%	9.88%	10.50%	7.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 298,287	$ 266,329	$ 219,355	$ 207,842	$ 380,835
Portfolio turnover rate	259%	278%	273%	488%	656%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.169 and decrease net realized and unrealized gain (loss) per share by $.169. Without this change the ratio of net investment income to average net assets would have been 10.11%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 629,351
Capital loss carryforward	$ (49,049,490)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 31,463,811
Long-term capital gains	-
$ 31,463,811

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,225,928 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $4,399,109; decrease net unrealized appreciation/depreciation by $2,774,035; and decrease net realized gain (loss) by $1,625,074. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Options - continued

from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $51,888 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $9,474 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $8,943.

Annual Report

Notes to Financial Statements - continued

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Market Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1976

President of New Markets Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of New Markets Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of New Markets Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

John H. Carlson (51)

Year of Election or Appointment: 1996

Vice President of New Markets Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of New Markets Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of New Markets Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of New Markets Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of New Markets Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of New Markets Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of New Markets Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Stragetic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
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